            As filed with the Securities and Exchange
                 Commission on October 28, 1998

                                                 File No. 2-63315
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549

                            FORM N-1A

     REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                   Pre-Effective Amendment No.

                Post-Effective Amendment No. 26                 X
                             and/or

 REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                        Amendment No. 25                        X

                  ALLIANCE GOVERNMENT RESERVES
       (Exact Name of Registrant as Specified in Charter)
    1345 Avenue of the Americas, New York, New York     10105
      (Address of Principal Executive Office)    (Zip Code)

       Registrant's Telephone Number, including Area Code:
                         (800) 221-5672


                      EDMUND P. BERGAN, JR.
                Alliance Capital Management L.P.
                   1345 Avenue of the Americas
                    New York, New York 10105
             (Name and address of agent for service)

It is proposed that this filing will become effective (check appropriate line)

      X  immediately upon filing pursuant to paragraph (b)
    _____on (date) pursuant to paragraph (b)
    _____60 days after filing pursuant to paragraph (a)
    _____on (date) pursuant to paragraph (a) of rule 485.
    _____75 days after filing pursuant to paragraph (a)(2)
    _____on (date) pursuant to paragraph (a)(2) of Rule 485

Registrant has registered an indefinite number of shares of beneficial interest pursuant to Rule 24f-2 under the Investment Company Act of 1940. Registrant's Rule 24f-2 notice for its fiscal year ended June 30, 1998 was filed on September 21, 1998.

                      CROSS REFERENCE SHEET
                  (as required by Rule 404(c))


N-1A Item No.                           Location in Prospectus
                                        (Caption)

PART A

ITEM 1.  Cover Page                      Cover Page

ITEM 2.  Synopsis                        Expense Information

ITEM 3.  Financial Highlights            Financial Highlights

ITEM 4.  General Description             Investment Objectives
         of Registrant                   and Policies

ITEM 5.  Management of the Fund          Additional Information

ITEM 6.  Capital Stock and Other         Additional Information
         Securities

ITEM 7.  Purchase of Securities          Purchase and Redemption
         Being Offered                   of Shares; Additional
                                         Information

ITEM 8.  Redemption or Repurchase        Purchase and Redemption
                                         of Shares

ITEM 9.  Pending Legal Proceedings       Not Applicable

PART B                                  Location in Statement
                                        of Additional Information
                                        (Caption)

ITEM 10.  Cover Page                     Cover Page

ITEM 11.  Table of Contents              Cover Page

ITEM 12.  General Information            Management;
          and History                    General Information

ITEM 13.  Investment Objectives          Investment Objectives
          and policies                   and policies Investment
                                         Restrictions

ITEM 14.  Management of the Fund         Management

                      CROSS REFERENCE SHEET
                  (as required by Rule 404(c))


N-1A Item No.                          Location in Statement of
                                       Additional Information
PART B (continued)                     (Caption)

ITEM 15.  Control Persons and Principal  Management
          Holders of Securities

Item 16.  Investment Advisory and        Management
          Other Services

Item 17.  Brokerage Allocation           General Information

Item 18.  Capital Stock and Other        Daily Dividends -
          Securities                     Determination of Net
                                         Asset Value; General
                                         Information

Item 19.  Purchase, Redemption and       Purchase and Redemption
          Pricing of Securities          of Shares; Daily
          being offered                  Dividends -
                                         Determination of Net
                                         Asset Value

Item 20.  Tax Status                     Taxes

Item 21.  Underwriters                   General Information

Item 22.  Calculation of Performance     General Information
          Data

Item 23.  Financial Statements           Financial Statements;
                                         Report of Independent
                                         Accountants

                                 YIELD MESSAGES

 For current recorded yield information on Alliance Government Reserves, call on a touch-tone tele-phone toll-free (800) 251-0539 and press the following sequence of keys: [_]1 [_]# [_]1 [_]# [_]2 [_]5 [_]#. For non-touch-tone telephones, call toll-free (800) 221-9513.


--------------------------------------------------------------------------------
  Alliance Government Reserves (the "Fund") is a series of Alliance Government Reserves, a diversified, open-end investment company. The Fund is a money market fund with investment objectives of safety, liquidity and income. This prospectus sets forth the information about the Fund that a prospective investor should know before investing. Please retain it for future reference.

  An investment in the Fund is (i) neither insured nor guaranteed by the U.S. Government; (ii) not a deposit or obligation of, or guaranteed or endorsed by, any bank; and (iii) not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency. There can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.

  A "Statement of Additional Information," dated October 30, 1998, which provides a further discussion of certain areas in this prospectus and other matters which may be of interest to some investors, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. For a free copy, call (800) 221-5672 or write Alliance Fund Services, Inc. at the address shown on page 6.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

 (R) This registered service mark used under license from the owner, Alliance Capital Management L.P.

 CONTENTS
 ------

  Expense Information.......................................................   2
  Financial Highlights......................................................   2
  Investment Objectives and Policies........................................   3
  Purchase and Redemption of Shares.........................................   4
  Additional Information....................................................   4

--------------------------------------------------------------------------------

 ALLIANCE
 GOVERNMENT
 RESERVES

                  [LOGO OF ALLIANCE CAPITAL(R) APPEARS HERE]


 PROSPECTUS OCTOBER
 30, 1998

ALC25PRO8

--------------------------------------------------------------------------------
                              EXPENSE INFORMATION
--------------------------------------------------------------------------------

SHAREHOLDER TRANSACTION EXPENSES

  The Fund has no sales load on purchases or reinvested dividends, deferred sales load, redemption fee or exchange fee.

ANNUAL FUND OPERATING EXPENSES (as a percentage of average net assets, net of expense reimbursements)

  Management Fees.........................................................  .46%
  12b-1 Fees..............................................................  .25
  Other Expenses..........................................................  .29
                                                                           ----
  Total Fund Operating Expenses........................................... 1.00%

EXAMPLE

                                             1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                             ------ ------- ------- --------
You would pay the following expenses on a
 $1,000 investment, assuming a 5% annual
 return (cumulatively through the end of
 each time period):                           $10     $32     $55     $122

  The purpose of the foregoing table is to assist the investor in understand-ing the various costs and expenses that an investor in the Fund will bear di-rectly or indirectly. The expenses listed in the table are net of the contrac-tual reimbursement by the Adviser described in this prospectus. The expenses of the Fund, before such reimbursement and fee waiver would be: Management Fees--.47%, 12b-1 Fees--.25%, Other Expenses--.29% and Total Operating Ex-penses--1.01%. The example should not be considered a representation of past or future expenses; actual expenses may be greater or less than those shown.

 FINANCIAL HIGHLIGHTS . FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR (AUDITED)

  The following tables have been audited by McGladrey & Pullen LLP, the Fund's independent auditors, whose report thereon appears in the Statement of Addi-tional Information. This information should be read in conjunction with the financial statements and notes thereto included in the Statement of Additional Information.

                                                      YEAR ENDED JUNE 30,
                          ----------------------------------------------------------------------------------------------------
                           1998       1997    1996       1995        1994        1993        1992     1991     1990     1989
                          ------     ------  ------     -------     -------     -------     -------  -------  -------  -------
Net asset value, begin-
 ning of year...........  $ 1.00     $ 1.00  $ 1.00     $  1.00     $  1.00     $  1.00     $  1.00  $  1.00  $  1.00  $  1.00
                          ------     ------  ------     -------     -------     -------     -------  -------  -------  -------
INCOME FROM INVESTMENT
 OPERATIONS
Net investment
 income(b)..............   .0463(b)   .0443   .0461(b)    .0439(b)    .0244(b)    .0256(b)    .0421    .0640    .0765    .0774
Net realized gain on in-
 vestments..............     -0-        -0-     -0-         -0-         -0-       .0001         -0-      -0-    .0001      -0-
                          ------     ------  ------     -------     -------     -------     -------  -------  -------  -------
Net increase in net
 assets from operations.   .0463      .0443   .0461       .0439       .0244       .0257       .0421    .0640    .0766    .0774
                          ------     ------  ------     -------     -------     -------     -------  -------  -------  -------
LESS: DIVIDENDS AND DIS-
 TRIBUTIONS
Dividends from net in-
 vestment income........  (.0463)    (.0443) (.0461)     (.0439)     (.0244)     (.0256)     (.0421)  (.0640)  (.0765)  (.0774)
Distributions from net
 realized gains.........     -0-        -0-     -0-         -0-         -0-      (.0001)        -0-      -0-   (.0001)     -0-
                          ------     ------  ------     -------     -------     -------     -------  -------  -------  -------
Total dividends and dis-
 tributions.............  (.0463)    (.0443) (.0461)     (.0439)     (.0244)     (.0257)     (.0421)  (.0640)  (.0766)  (.0774)
                          ------     ------  ------     -------     -------     -------     -------  -------  -------  -------
Net asset value, end of
 year...................  $ 1.00      $1.00  $ 1.00     $  1.00     $  1.00     $  1.00     $  1.00  $  1.00  $  1.00  $  1.00
                          ======     ======  ======     =======     =======     =======     =======  =======  =======  =======
TOTAL RETURN
Total investment return
 based on:
 net asset value(a).....    4.74%      4.53%   4.72%       4.48%       2.48%       2.60%       4.30%    6.61%    7.96%    8.04%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year
 (in millions)..........  $4,909     $3,762  $3,205      $2,514      $2,061      $1,783      $1,572   $1,070     $584     $522
Ratio to average net as-
 sets of:
Expenses, net of waivers
 and reimbursements.....    1.00%      1.00%   1.00%       1.00%       1.00%       1.00%        .95%     .89%     .88%     .88%
Expenses, before waivers
 and reimbursements.....    1.01%      1.00%   1.01%       1.05%       1.04%       1.02%        .97%     .93%     .98%     .98%
Net investment
 income(b)..............    4.63%(b)   4.44%   4.60%(b)    4.42%(b)    2.46%(b)    2.55%(b)    4.17%    6.28%    7.65%    7.86%

---------------------
(a) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period.
(b) Net of expenses reimbursed or waived by the Adviser.
-------------------------------------------------------------------------------

  From time to time the Fund advertises its "yield" and "effective yield." Both yield figures are based on historical earnings and are not intended to indicate future performance. To calculate the "yield," the amount of dividends paid on a share during a specified seven-day period is assumed to be paid each week over a 52-week period and is shown as a percentage of the investment. To calculate "effective yield," which will be higher than the "yield" because of compounding, the dividends paid are assumed to be reinvested. Further informa-tion about the Fund's performance is contained in the annual report to share-holders and Statement of Additional Information which may be obtained without charge by contacting Alliance Fund Services, Inc. at the address shown in this prospectus.

--------------------------------------------------------------------------------
                      INVESTMENT OBJECTIVES AND POLICIES
--------------------------------------------------------------------------------

 The Fund's investment objectives are--in the following order of priority-- safety of principal, excellent liquidity, and maximum current income to the extent consistent with the first two objectives. As a matter of fundamental policy, the Fund pursues its objectives by maintaining a portfolio of high quality money market securities of the types described in the succeeding para-graph, all of which at the time of investment have remaining maturities of one year or less, which maturities may extend to 397 days. The Fund may not change this policy or the other fundamental investment policies described in a sepa-rate section below without shareholder approval. The Fund may, without such approval, create additional portfolios which may have different investment ob-jectives. There can be no assurance, as is true with all investment companies, that the Fund's objectives will be achieved.

MONEY MARKET SECURITIES

 The securities in which the Fund invests are: (1) marketable obligations of, or guaranteed by, the United States Government, its agencies or instrumentali-ties (collectively, the "U.S. Government"), including issues of the United States Treasury, such as bills, certificates of indebtedness, notes and bonds, and issues of agencies and instrumentalities established under the authority of an act of Congress; and (2) repurchase agreements that are collateralized fully as that term is defined in Rule 2a-7 ("Rule 2a-7") under the Investment Company Act of 1940, as amended (the "Act"). These agreements are entered into with "primary dealers" (as designated by the Federal Reserve Bank of New York) in U.S. Government securities or State Street Bank and Trust Company, the Fund's Custodian, and would create a loss to the Fund if, in the event of a dealer default, the proceeds from the sale of the collateral were less than the repurchase price. The Fund may commit up to 15% of its net assets to the purchase of when-issued U.S. Government securities, whose value may fluctuate prior to their settlement, thereby creating an unrealized gain or loss to the Fund. The money market securities in which the Fund may invest may have vari-able or floating rates of interest ("variable rate obligations") as permitted by Rule 2a-7. Variable rate obligations have interest rates which are adjusted either at predesignated periodic intervals or whenever there is a change in the market rate to which the interest rate of the variable rate obligation is tied. Some variable rate obligations allow the holder to demand payment of principal and accrued interest at any time, or at specified intervals.
The Fund follows Rule 2a-7 with respect to the diversification, quality and maturity of variable rate obligations.

 The Fund will comply with Rule 2a-7, including the diversification, quality and maturity limitations imposed by the Rule. A more detailed description of Rule 2a-7 is set forth in the Fund's Statement of Additional Information under "Investment Objectives and Policies." To the extent that the Fund's limita-tions are more permissive than Rule 2a-7, the Fund will comply with the more restrictive provisions of the Rule.

OTHER FUNDAMENTAL INVESTMENT POLICIES

 To maintain portfolio diversification and reduce investment risk, the Fund may not: (1) borrow money except from banks on a temporary basis or via enter-ing into reverse repurchase agreements in aggregate amounts not exceeding 10% of its assets and to be used exclusively to facilitate the orderly maturation and sale of portfolio securities during any periods of abnormally heavy re-demption requests, if they should occur; such borrowings may not be used to purchase investments and the Fund will not purchase any investment while any such borrowings exist; (2) pledge, hypothecate or in any manner transfer, as security for indebtedness, its assets except to secure such borrowings; or (3) enter into repurchase agreements if, as a result thereof, more than 10% of its assets would be subject to repurchase agreements not terminable within seven days.

--------------------------------------------------------------------------------
                       PURCHASE AND REDEMPTION OF SHARES
--------------------------------------------------------------------------------

OPENING ACCOUNTS

 Instruct your Account Executive to open an account in the Fund in conjunction with your brokerage account.

SUBSEQUENT INVESTMENTS

 A. BY CHECK THROUGH YOUR BROKERAGE FIRM

 Mail or deliver your check made payable to your brokerage firm to your Ac-count Executive who will deposit it into your brokerage account. Please indi-cate your account number on the check.

 B. BY SWEEP

 Your brokerage firm may offer an automatic "sweep" for the Fund in the opera-tion of brokerage cash accounts for its customers. Contact your Account Execu-tive to determine if a sweep is available and what the sweep parameters are.

REDEMPTIONS

 A. BY CHECKWRITING

 With this service, you may write checks made payable to any payee. Checks cannot be written for more than the principal balance (not including any ac-crued dividends) in your account. You must first fill out the Signature Card, which you can obtain from your Account Executive. There is a charge for check reorders. The checkwriting service enables you to receive the daily dividends declared on the shares to be redeemed until the day that your check is pre-sented for payment.

 B. BY SWEEP

 If your brokerage firm offers an automatic sweep service, the sweep will au-tomatically transfer from your Fund account sufficient cash to cover any debit balance that may occur in your cash account for any reason.

OPENING AN ACCOUNT DIRECTLY WITH THE FUND; SHAREHOLDER SERVICES

 If you wish to obtain an Application Form to open an account directly with the Fund or if you have any questions about the Form, purchasing shares or other Fund procedures, please telephone the Fund toll-free (800) 221-5672.

 For more information on the purchase and redemption of Fund shares, see the Statement of Additional Information.

 The Fund offers a variety of shareholder services. For more information about these services, call the Fund at (800) 221-5672.

--------------------------------------------------------------------------------
                            ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

 SHARE PRICE. Shares are sold and redeemed on a continuous basis without sales or redemption charges at their net asset value which is expected to be con-stant at $1.00 per share, although this price is not guaranteed. The net asset value of the Fund's shares is determined at 12:00 Noon and 4:00 p.m. (Eastern time) each business day. The net asset value per share is calculated by taking the sum of the value of the Fund's investments (amortized cost value is used for this purpose) and any cash or other assets, subtracting liabilities, and dividing by the total number of shares outstanding. All expenses, including the fees payable to the Adviser, are accrued daily.

 TIMING OF INVESTMENTS AND REDEMPTIONS. The Fund has two transaction times each business day, 12:00 Noon and 4:00 p.m. (Eastern time). New investments represented by Federal funds or bank wire monies received by State Street Bank at any time during a day prior to 4:00 p.m. are entitled to the full dividend to be paid to shareholders for that day. Shares do not earn dividends on the day a redemption is effected regardless of whether the redemption order is received before or after 12:00 Noon. However, if you wish to have Federal funds wired the same day as your telephone redemption request, make sure that your request will be received by the Fund prior to 12:00 Noon.

 During drastic economic or market developments, you might have difficulty in reaching Alliance Fund Services, Inc. by telephone in which event you should issue written instructions to Alliance Fund Services, Inc. at the address shown in this prospectus. Alliance Fund Services, Inc. is not responsible for the authenticity of telephone requests to purchase or sell shares. Alliance Fund Services, Inc. will employ reasonable procedures to verify that telephone requests are genuine and could be liable for losses arising from unauthorized transactions if it failed to do so. Dealers or agents may charge a commission for handling telephone requests. The telephone service may be suspended or terminated at any time without notice.

 Redemption proceeds are normally wired or mailed either the same or the next business day, but in no event later than seven days, unless redemptions have been suspended or postponed due to the determination of an "emergency" by the Securities and Exchange Commission or to certain other unusual conditions.

 If your Fund shares are not maintained through a financial intermediary, pro-ceeds from any subsequent redemption by you of Fund shares that were purchased by check or electronic funds transfer will not be forwarded to you until the Fund is reasonably assured that your check or electronic funds transfer has cleared, up to fifteen days following the purchase date. If the redemption re-quest during such period is in the form of a Fund check, the check will be marked "insufficient funds" and be returned unpaid to the presenting bank.

 MINIMUMS. The Fund has minimums of $1,000 for initial investments, $100 for subsequent investments and a $500 minimum maintenance balance for each ac-count. These minimums do not apply to shareholder accounts maintained through brokerage firms or other financial institutions, as such financial intermedi-aries may maintain their own minimums.

 DAILY DIVIDENDS, OTHER DISTRIBUTIONS, TAXES. All net income of the Fund is determined each business day at 4:00 p.m. (Eastern time) and is paid immedi-ately thereafter pro rata to shareholders of record via automatic investment in additional full and fractional shares in each shareholder's account. As such additional shares are entitled to dividends on following days, a com-pounding growth of income occurs.

 Net income consists of all accrued interest income on Fund assets less the Fund's expenses applicable to that dividend period. Realized gains and losses are reflected in net asset value and are not included in net income.

 For Federal income tax purposes, distributions out of interest income earned by the Fund and net realized short-term capital gains are taxable to you as ordinary income, and distributions of net realized long-term capital gains, if any, are taxable as long-term capital gains irrespective of the length of time you may have held your shares. Distributions by the Fund may also be subject to certain state and local taxes. Each year shortly after December 31, the Fund will send you tax information stating the amount and type of all its dis-tributions for the year just ended.

 THE ADVISER. The Fund retains Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, NY 10105, under an Advisory Agreement to provide investment advice and, in general, to conduct the Fund's management and in-vestment program, subject to the general supervision and control of the Trust-ees of the Fund. For the fiscal year ended June 30, 1998, the Fund paid the Adviser a fee (net of reimbursement) at an annual rate of .46 of 1% of the av-erage daily value of the Fund's net assets.

 The Adviser is a leading international investment manager supervising client accounts with assets as of

June 30, 1998 of more than $262 billion (of which more than $107 billion rep-resented the assets of investment companies). The Adviser's clients are pri-marily major corporate employee benefit funds, public employee retirement sys-tems, investment companies, foundations and endowment funds. The 58 registered investment companies managed by the Adviser comprising 123 separate investment portfolios currently have more than 3.5 million shareholders. As of June 30, 1998, the Adviser was retained as an investment manager for employee benefit plan assets for 32 of the FORTUNE 100 companies.

 Alliance Capital Management Corporation, the sole general partner of, and the owner of a 1% general partnership interest in, the Adviser, is an indirect wholly-owned subsidiary of The Equitable Life Assurance Society of the United States ("Equitable"), one of the largest life insurance companies in the United States, which is a wholly-owned subsidiary of The Equitable Companies Incorporated, a holding company controlled by AXA-UAP ("AXA"), a French insur-ance holding company. Certain information concerning the ownership and control of Equitable by AXA is set forth in the Fund's Statement of Additional Infor-mation under "Management of the Fund."

 Under a Distribution Services Agreement (the "Agreement"), the Fund pays Al-liance Fund Distributors, Inc. (the "Distributors") at a maximum annual rate of .25 of 1% of the Fund's aggregate average daily net assets. For the fiscal year ended June 30, 1998, the Fund paid the Distributor at an annual rate of
 .25 of 1% of the average daily value of the Fund's net assets. Substantially all such monies (together with significant amounts from the Adviser's own re-sources) are paid by the Distributor to broker-dealers and other financial in-termediaries for their distribution assistance and to banks and other deposi-tory institutions for administrative and accounting services provided to the Fund, with any remaining amounts being used to partially defray other expenses incurred by the Distributor in distributing Fund shares. The Fund believes that the administrative services provided by depository institutions are per-missible activities under present banking laws and regulations and will take appropriate actions (which should not adversely affect the Fund or its share-holders) in the future to maintain such legal conformity should any changes in, or interpretations of, such laws or regulations occur.

 The Adviser will reimburse the Fund to the extent that the Fund's aggregate operating expenses (including the Adviser's fee and expenses of the Agreement) exceed 1% of its average daily net assets for any fiscal year.

 CUSTODIAN, TRANSFER AGENT AND DISTRIBUTOR. State Street Bank and Trust Compa-ny, P.O. Box 1912, Boston, MA 02105, is the Fund's Custodian.

 Alliance Fund Services, Inc. P.O. Box 1520, Secaucus, NJ 07096-1520, and Al-liance Fund Distributors, Inc., 1345 Avenue of the Americas, New York, NY 10105, are the Fund's Transfer Agent and Distributor, respectively. The Trans-fer Agent charges a fee for its services.

 YEAR 2000. Many computer systems and applications in use today process trans-actions using two digit date fields for the year of the transaction, rather than the full four digits. If these systems are not modified or replaced, transactions occurring after 1999 could be processed as year "1900," which could result in processing inaccuracies and computer system failures. This is commonly known as the Year 2000 problem. Should any of the computer systems employed by the Fund's major service providers fail to process Year 2000 in-formation properly, that could have a significant negative impact on the Fund's operations and the services that are provided to the Fund's sharehold-ers.

 With respect to the Year 2000, the Fund has been advised that the Adviser, Distributor and Transfer Agent (collectively, "Alliance") began to address the Year 2000 issue several years ago in connection with the replacement or up-grading of certain computer systems and applications. During 1997, Alliance began a formal Year 2000 initiative, which established a structured and coordinated process to deal with the Year 2000 issue. Alliance reports that it has completed its assessment of the Year 2000 issues on its domestic and international computer systems and applications. Currently, management of Alliance expects that the required modifications for the majority of its significant systems and applications that will be in use on January 1, 2000, will be completed and tested by the end of 1998. Full in-tegration testing of these systems and testing of interfaces with third-party suppliers will continue through 1999. At this time, management of Alliance be-lieves that the costs associated with resolving this issue will not have a ma-terial adverse effect on its operations or on its ability to provide the level of services it currently provides to the Fund.

 The Fund and Alliance have been advised by the Fund's Custodian that it is also in the process of reviewing its systems with the same goals. As of the date of this prospectus, the Fund and Alliance have no reason to believe that the Custodian will be unable to achieve these goals.

 FUND ORGANIZATION. The Fund is a series of Alliance Government Reserves (the "Trust"). The Fund is one of two series of the Trust; shares of the other se-ries, Alliance Treasury Reserves, are offered by a separate prospectus. The Trust is a diversified, open-end investment company registered under the Act. The Trust was reorganized as a Massachusetts business trust in October 1984, having previously been a Maryland corporation since its formation in December 1978. The Trust's activities are supervised by its Trustees. Normally, each share of each series is entitled to one vote, and vote as a single series on matters that affect both series in substantially the same manner. Massachu-setts law does not require annual meetings of shareholders and it is antici-pated that shareholder meetings will be held only when required by Federal law. Shareholders have available certain procedures for the removal of Trust-ees.

 REPORTS. You receive semi-annual and annual reports of the Fund as well as a monthly summary of your account. You can arrange for a copy of each of your account statements to be sent to other parties.

                                 YIELD MESSAGES

For current recorded yield information on Alliance Treasury Reserves, call on a touch-tone telephone toll-free (800) 251-0539 and press the following sequence of keys:[1] [#] [1] [#] [9] [0] [#]. For non-touch-tone telephones, call toll-free (800) 221-9513.

Alliance Treasury Reserves (the "Fund") is a series of Alliance Government Reserves, a diversified, open-end investment company. The Fund is a money market fund with investment objectives of safety, liquidity and income. This prospectus sets forth the information about the Fund that a prospective investor should know before investing. Please retain it for future reference.

An investment in the Fund is (i) neither insured nor guaranteed by the U.S. Government; (ii) not a deposit or obligation of, or guaranteed or endorsed by, any bank; and (iii) not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency. There can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.


A "Statement of Additional Information," dated October 30, 1998, which provides a further discussion of certain areas in this prospectus and other matters and which may be of interest to some investors, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. For a free copy, call (800) 221-5672 or write Alliance Fund Services, Inc. at the address shown on page 6.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

(R) This registered service mark used under license from the owner, Alliance Capital Management L.P.

CONTENTS
--------

  Expense Information.......................................................   2
  Financial Highlights......................................................   2
  Investment Objectives and Policies........................................   3
  Purchase and Redemption of Shares.........................................   4
  Additional Information....................................................   4


 ALLIANCE TREASURY RESERVES

 [LOGO OF ALLIANCE CAPITAL APPEARS HERE]


 PROSPECTUS OCTOBER 30, 1998

ALC90PRO8

                              EXPENSE INFORMATION


SHAREHOLDER TRANSACTION EXPENSES

  The Fund has no sales load on purchases or reinvested dividends, deferred sales load, redemption fee or exchange fee.

ANNUAL FUND OPERATING EXPENSES (as a percentage of average net assets, net of expense reimbursement)

  Management Fees.........................................................  .49%
  12b-1 Fees..............................................................  .25
  Other Expenses..........................................................  .26
                                                                           ----
  Total Fund Operating Expenses........................................... 1.00%

EXAMPLE

                                             1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                             ------ ------- ------- --------
You would pay the following expenses on a
 $1,000 investment, assuming a 5% annual
 return (cumulatively through the end of
 each time period):                           $10     $32     $55     $122

  The purpose of the foregoing table is to assist the investor in understand-ing the various costs and expenses that an investor in the Fund will bear di-rectly or indirectly. The expenses listed in the table are net of the contrac-tual reimbursement by the Adviser described in this prospectus. The expenses of the Fund, before such reimbursement and fee waiver would be: Management Fees- .50%, 12b-1 Fees- .25%, Other Expenses- .26% and Total Operating Ex-penses- 1.01%. The example should not be considered a representation of past or future expenses; actual expenses may be greater or less than those shown.

     FINANCIAL HIGHLIGHTS . FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
                                   (AUDITED)


  The following tables have been audited by McGladrey & Pullen LLP, the Fund's independent auditors whose report thereon appears in the Statement of Addi-tional Information. This information should be read in conjunction with the financial statements and notes thereto included in the Statement of Additional Information.

                                                                                  SEPTEMBER 1, 1993(A)
                           YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED         THROUGH
                          JUNE 30, 1998 JUNE 30, 1997 JUNE 30, 1996 JUNE 30, 1995    JUNE 30, 1994
                          ------------- ------------- ------------- ------------- --------------------
Net asset value, begin-
 ning of period.........    $   1.00      $   1.00      $   1.00      $   1.00          $  1.00
                            --------      --------      --------      --------          -------
INCOME FROM INVESTMENT
 OPERATIONS
Net investment income
 (b)....................       .0453         .0443         .0466         .0460            .0260
                            --------      --------      --------      --------          -------
LESS: DIVIDENDS
Dividends from net in-
 vestment income........      (.0453)       (.0443)       (.0466)       (.0460)          (.0260)
                            --------      --------      --------      --------          -------
Net asset value, end of
 period.................    $   1.00      $   1.00      $   1.00      $   1.00          $  1.00
                            ========      ========      ========      ========          =======
TOTAL RETURN
Total investment return
 based on: net asset
 value (c)..............        4.63%         4.53%         4.77%         4.71%            3.18%(d)
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year
 (in thousands).........    $740,056      $704,084      $700,558      $493,702          $80,720
Ratio to average net as-
 sets of:
 Expenses, net of waiv-
  ers and reimburse-
  ments.................         .95%          .85%          .81%          .69%             .28%(d)
 Expenses, before waiv-
  ers and reimburse-
  ments.................        1.01%         1.00%         1.05%         1.05%            1.28%(d)
 Net investment income
  (b)...................        4.53%         4.43%         4.64%         4.86%            3.24%(d)

-------------
(a) Commencement of operations.

(b) Net of expenses reimbursed or waived by the Adviser.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period.

(d) Annualized.

-------------------------------------------------------------------------------

  From time to time the Fund advertises its "yield" and "effective yield." Both yield figures are based on historical earnings and are not intended to indicate future performance. To calculate the "yield," the amount of dividends paid on a share during a specified seven-day period is assumed to be paid each week over a 52-week period and is shown as a percentage of the investment. To calculate "effective yield," which will be higher than the "yield" because of compounding, the dividends paid are assumed to be reinvested. Further information about the Fund's performance is contained in the annual report to shareholders and Statement of Additional Information which may be obtained without charge by contacting Alliance Fund Services, Inc. at the address shown in this prospectus.

                      INVESTMENT OBJECTIVES AND POLICIES

 The Fund's investment objectives are--in the following order of priority-- safety of principal, excellent liquidity, and maximum current income to the extent consistent with the first two objectives. As a matter of fundamental policy, the Fund pursues its objectives by maintaining a portfolio of high quality money market securities of the types described in the succeeding para-graph, all of which at the time of investment have remaining maturities of 397 days or less. The Fund may not change its investment objectives or the other fundamental investment policies described in a separate section below without shareholder approval. The Fund may, without such approval, create additional classes of shares in order to establish portfolios which may have different investment objectives. There can be no assurance, as is true with all invest-ment companies, that the Fund's objectives will be achieved.

MONEY MARKET SECURITIES

 The securities in which the Fund invests are: (1) issues of the U.S. Trea-sury, such as bills, certificates of indebtedness, notes and bonds; and (2) repurchase agreements that are collateralized fully as that term is defined in Rule 2a-7 ("Rule 2a-7") under the Investment Company Act of 1940, as amended (the "Act"). These agreements are entered into with "primary dealers" (as des-ignated by the Federal Reserve Bank of New York) in U.S. Government securities or State Street Bank and Trust Company, the Fund's Custodian. For each repur-chase agreement, the Fund requires continual maintenance of the market value of the underlying collateral in amounts equal to, or in excess of, the agree-ment amount. In the event of a dealer default, the Fund might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. The Fund may commit up to 15% of its net assets to the purchase of when-issued U.S. Treasury securities. Delivery and payment for when-issued securities takes place after the transaction date. The payment amount and the interest rate that will be received on the securities are fixed on the transaction date. The value of such securities may fluctuate prior to their settlement, thereby creating an unrealized gain or loss to the Fund. The money market securities in which the Fund may invest may have variable or floating rates of interest ("variable rate obligations") as permitted by Rule 2a-7. Variable rate obligations have interest rates which are adjusted either at predesignated periodic intervals or whenever there is a change in the mar-ket rate to which the interest rate of the variable rate obligation is tied. Some variable rate obligations allow the holder to demand payment of principal and accrued interest at any time, or at specified intervals. The Fund follows Rule 2a-7 with respect to the diversification, quality and maturity of vari-able rate obligations.

 The Fund will comply with Rule 2a-7, including the diversification, quality and maturity limitations imposed by the Rule. A more detailed description of Rule 2a-7 is set forth in the Fund's Statement of Additional Information under "Investment Objectives and Policies." To the extent that the Fund's limita-tions are more permissive than Rule 2a-7, the Fund will comply with the more restrictive provisions of the Rule.

OTHER FUNDAMENTAL INVESTMENT POLICIES

 To maintain portfolio diversification and reduce investment risk, the Fund may not: (1) borrow money except from banks on a temporary basis or via enter-ing into reverse repurchase agreements in aggregate amounts not exceeding 10% of its assets and to be used exclusively to facilitate the orderly maturation and sale of portfolio securities during any periods of abnormally heavy re-demption requests, if they should occur; such borrowings may not be used to purchase investments and the Fund will not purchase any investment while any such borrowings exist; (2) pledge, hypothecate or in any manner transfer, as security for indebtedness, its assets except to secure such borrowings; or (3) enter into repurchase agreements, if as a result thereof, more than 10% of its assets would be subject to repurchase agreements not terminable within seven days.

                       PURCHASE AND REDEMPTION OF SHARES

OPENING ACCOUNTS

 Instruct your Account Executive to open an account in the Fund in conjunction with your brokerage account.

SUBSEQUENT INVESTMENTS

 A. BY CHECK THROUGH YOUR BROKERAGE FIRM

 Mail or deliver your check made payable to your brokerage firm to your Ac-count Executive who will deposit it into your brokerage account. Please indi-cate your account number on the check.

 B. BY SWEEP

 Your brokerage firm may offer an automatic "sweep" for the Fund in the opera-tion of brokerage cash accounts for its customers. Contact your Account Execu-tive to determine if a sweep is available and what the sweep parameters are.

REDEMPTIONS

 A. BY CHECKWRITING

 With this service, you may write checks made payable to any payee. Checks cannot be written for more than the principal balance (not including any ac-crued dividends) in your account. You must first fill out the Signature Card, which you can obtain from your Account Executive. There is a charge for check reorders. The checkwriting service enables you to receive the daily dividends declared on the shares to be redeemed until the day that your check is pre-sented for payment.

 B. BY SWEEP

 If your brokerage firm offers an automatic sweep service, the sweep will au-tomatically transfer from your Fund account sufficient cash to cover any debit balance that may occur in your cash account for any reason.

OPENING AN ACCOUNT DIRECTLY WITH THE FUND; SHAREHOLDER SERVICES

 If you wish to obtain an Application Form to open an account directly with the Fund or if you have any questions about the Form, purchasing shares or other Fund procedures, please telephone the Fund toll-free (800) 221-5672.

 For more information on the purchase and redemption of Fund shares, see the Statement of Additional Information.

 The Fund offers a variety of shareholder services. For more information about these services call the Fund at (800) 221-5672.

                            ADDITIONAL INFORMATION

 SHARE PRICE. Shares are sold and redeemed on a continuous basis without sales or redemption charges at their net asset value which is expected to be con-stant at $1.00 per share, although this price is not guaranteed. The net asset value of the Fund's shares is determined at 12:00 Noon and 4:00 p.m. (Eastern time) each business day. The net asset value per share is calculated by taking the sum of the value of the Fund's investments (amortized cost value is used for this purpose) and any cash or other assets, subtracting liabilities, and dividing by the total number of shares outstanding. All expenses, including the fees payable to the Adviser, are accrued daily.

 TIMING OF INVESTMENTS AND REDEMPTIONS. The Fund has two transaction times each business day, 12:00 Noon and 4:00 p.m. (Eastern time). New investments represented by Federal funds or bank wire monies received by State Street Bank at any time during a day prior to 4:00 p.m. are entitled to the full dividend to be paid to shareholders for that day. Shares do not earn div-idends on the day a redemption is effected regardless of whether the redemp-tion order is received before or after 12:00 Noon. However, if you wish to have Federal funds wired the same day as your telephone redemption request, make sure that your request will be received by the Fund prior to 12:00 Noon.

 During drastic economic or market developments, you might have difficulty in reaching Alliance Fund Services, Inc. by telephone in which event you should issue written instructions to Alliance Fund Services, Inc. at the address shown in this prospectus. Alliance Fund Services, Inc. is not responsible for the authenticity of telephone requests to purchase or sell shares. Alliance Fund Services, Inc. will employ reasonable procedures to verify that telephone requests are genuine and could be liable for losses arising from unauthorized transactions if it failed to do so. Dealers or agents may charge a commission for handling telephone requests. The telephone service may be suspended or terminated at any time without notice.

 Redemption proceeds are normally wired or mailed either the same or the next business day, but in no event later than seven days, unless redemptions have been suspended or postponed due to the determination of an "emergency" by the Securities and Exchange Commission or to certain other unusual conditions.

 If your Fund shares are not maintained through a financial intermediary, pro-ceeds from any subsequent redemption by you of Fund shares that were purchased by check or electronic funds transfer will not be forwarded to you until the Fund is reasonably assured that your check or electronic funds transfer has cleared, up to fifteen days following the purchase date. If the redemption re-quest during such period is in the form of a Fund check, the check will be marked "insufficient funds" and be returned unpaid to the presenting bank.

 MINIMUMS. The Fund has minimums of $1,000 for initial investments, $100 for subsequent investments and a $500 minimum maintenance balance for each ac-count. These minimums do not apply to shareholder accounts maintained through brokerage firms or other financial institutions, as such financial intermedi-aries may maintain their own minimums.

 DAILY DIVIDENDS, OTHER DISTRIBUTIONS, TAXES. All net income of the Fund is determined each business day at 4:00 p.m. (Eastern time) and is paid immedi-ately thereafter pro rata to shareholders of record via automatic investment in additional full and fractional shares in each shareholder's account. As such additional shares are entitled to dividends on following days, a com-pounding growth of income occurs.

 Net income consists of all accrued interest income on Fund assets less the Fund's expenses applicable to that dividend period. Realized gains and losses are reflected in net asset value and are not included in net income.

 For Federal income tax purposes, distributions out of interest income earned by the Fund and net realized short-term capital gains are taxable to you as ordinary income, and distributions of net realized long-term capital gains, if any, are taxable as long-term capital gains irrespective of the length of time you may have held your shares. Distributions by the Fund may also be subject to certain state and local taxes. Each year shortly after December 31, the Fund will send you tax information stating the amount and type of all its dis-tributions for the year just ended.

 THE ADVISER. The Fund retains Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, NY 10105, under an Advisory Agreement to provide investment advice and, in general, to conduct the Fund's management and in-vestment program, subject to the general supervision and control of the Trust-ees of the Fund. For the period ended June 30, 1998, the Fund paid the Adviser a fee (net of reimbursement) at an annual rate of .49 of 1% of the average daily value of the Fund's net assets.

 The Adviser is a leading international investment manager supervising client accounts with assets as of June 30, 1998 of more than $262 billion (of which more than $107 billion represented the assets of investment companies). The Adviser's clients are primarily major corporate employee benefit funds, public employee retirement systems, investment companies, foundations and en-dowment funds. The 58 registered investment companies managed by the Adviser comprising 123 separate investment portfolios currently have more than 3.5 million shareholders. As of June 30, 1998, the Adviser was retained as an in-vestment manager for employee benefit plan assets for 32 of the FORTUNE 100 companies.

 Alliance Capital Management Corporation, the sole general partner of, and the owner of a 1% general partnership interest in, the Adviser, is an indirect wholly-owned subsidiary of The Equitable Life Assurance Society of the United States ("Equitable"), one of the largest life insurance companies in the United States, which is a wholly-owned subsidiary of The Equitable Companies Incorporated, a holding company controlled by AXA-UAP ("AXA"), a French insur-ance holding company. Certain information concerning the ownership and control of Equitable by AXA is set forth in the Fund's Statement of Additional Infor-mation under "Management of the Fund."

 Under a Distribution Services Agreement (the "Agreement"), the Fund pays Al-liance Fund Distributors, Inc. (the "Distributor") at a maximum annual rate of
 .25 of 1% of the Fund's aggregate average daily net assets. For the period ended June 30, 1998, the Fund paid the Distributor at an annual rate of .20 of 1% of the average daily value of the Fund's net assets, net of reimbursement. Substantially all such monies (together with significant amounts from the Ad-viser's own resources) are paid by the Distributor to broker-dealers and other financial intermediaries for their distribution assistance and to banks and other depository institutions for administrative services provided to the Fund, with any remaining amounts being used to partially defray other expenses incurred by the Distributor in distributing Fund shares. The Fund believes that the administrative services provided by depository institutions are per-missible activities under present banking laws and regulations and will take appropriate actions (which should not adversely affect the Fund or its share-holders) in the future to maintain such legal conformity should any changes in, or interpretations of, such laws or regulations occur.

 The Adviser will reimburse the Fund to the extent that the Fund's aggregate operating expenses (including the Adviser's fee and expenses of the Agreement) exceed 1% of its average daily net assets for any fiscal year.

 CUSTODIAN, TRANSFER AGENT AND DISTRIBUTOR. State Street Bank and Trust Compa-ny, P.O. Box 1912, Boston, MA 02105, is the Fund's Custodian. Alliance Fund Services, Inc., P.O. Box 1520, Secaucus, NJ 07096-1520, and Alliance Fund Dis-tributors, Inc., 1345 Avenue of the Americas, New York, NY 10105, are the Fund's Transfer Agent and Distributor, respectively. The Transfer Agent charges a fee for its services.

 YEAR 2000. Many computer systems and applications in use today process trans-actions using two digit date fields for the year of the transaction, rather than the full four digits. If these systems are not modified or replaced, transactions occurring after 1999 could be processed as year "1900," which could result in processing inaccuracies and computer system failures. This is commonly known as the Year 2000 problem. Should any of the computer systems employed by the Fund's major service providers fail to process Year 2000 in-formation properly, that could have a significant negative impact on the Fund's operations and the services that are provided to the Fund's sharehold-ers.

 With respect to the Year 2000, the Fund has been advised that the Adviser, Distributor and Transfer Agent (collectively, "Alliance") began to address the Year 2000 issue several years ago in connection with the replacement or up-grading of certain computer systems and applications. During 1997, Alliance began a formal Year 2000 initiative, which established a structured and coor-dinated process to deal with the Year 2000 issue. Alliance reports that it has completed its assessment of the Year 2000 issues on its domestic and interna-tional computer systems and applications. Currently, management of Alliance expects that the required modifications for the major-ity of its significant systems and applications that will be in use on January 1, 2000, will be completed and tested by the end of 1998. Full integration testing of these systems and testing of interfaces with third-party suppliers will continue through 1999. At this time, management of Alliance believes that the costs associated with resolving this issue will not have a material ad-verse effect on its operations or on its ability to provide the level of serv-ices it currently provides to the Fund.

 The Fund and Alliance have been advised by the Fund's Custodian that it is also in the process of reviewing its systems with the same goals. As of the date of this prospectus, the Fund and Alliance have no reason to believe that the Custodian will be unable to achieve these goals.

 FUND ORGANIZATION. The Fund is a series of Alliance Government Reserves (the "Trust"). The Fund is one of two series of the Trust; shares of the other se-ries, also named Alliance Government Reserves, are offered by a separate pro-spectus. The Trust is a diversified, open-end investment company registered under the Act. The Trust was reorganized in October 1984 as a Massachusetts business trust, having previously been a Maryland corporation since its forma-tion in December 1978. The Trust's activities are supervised by its Trustees. Normally, each share of each series is entitled to one vote, and vote as a single series on matters that affect both series in substantially the same manner. Massachusetts law does not require annual meetings of shareholders and it is anticipated that shareholder meetings will be held only when required by Federal law. Shareholders have available certain procedures for the removal of Trustees.

 REPORTS. You receive semi-annual and annual reports of the Fund as well as a monthly summary of your account. You can arrange for a copy of each of your account statements to be sent to other parties.

[LOGO]                            ALLIANCE GOVERNMENT RESERVES
_______________________________________________________________

P.O. Box 1520, Secaucus, New Jersey  07096-1520
Toll Free (800) 221-5672
_______________________________________________________________

               STATEMENT OF ADDITIONAL INFORMATION
                        October 30, 1998

_______________________________________________________________
                        TABLE OF CONTENTS
                                                           Page

Investment Objectives and Policies........................  2

Investment Restrictions...................................  5

Management................................................  6

Purchase and Redemption of Shares......................... 15

Additional Information.................................... 18

Daily Dividends-Determination of Net Asset Value.......... 21

Taxes..................................................... 22

General Information....................................... 23

Appendix-Commercial Paper and Bond Ratings................ 26

Financial Statements...................................... 28

Independent Auditor's Report.............................. 29
_______________________________________________________________

This Statement of Additional Information is not a prospectus but supplements and should be read in conjunction with the Fund's current Prospectus dated October 30, 1998. A copy of the Prospectus may be obtained by contacting the Fund at the address or telephone number shown above.

(R) This registered service mark used under license from the owner, Alliance Capital Management L.P.

_______________________________________________________________

               INVESTMENT OBJECTIVES AND POLICIES
_______________________________________________________________

         The Fund is a diversified, open-end investment company whose objectives are - in the following order of priority - safety of principal, excellent liquidity, and maximum current income to the extent consistent with the first two objectives. There can be no assurance, as is true with all investment companies, that the Fund's objectives will be achieved. The Fund pursues its objectives by maintaining a portfolio of the following investments diversified by maturities not exceeding one year or less (which maturities pursuant to Rule 2a-7 under the Investment Company Act of 1940 as amended (the "Act"), may extend to 397 days or such greater length of time as may be permitted from time to time pursuant to Rule 2a-7):

         1. Marketable obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities. These include issues of the United States Treasury, such as bills, certificates of indebtedness, notes and bonds, and issues of agencies and instrumentalities established under the authority of an act of Congress. The latter issues include, but are not limited to, obligations of the Bank for Cooperatives, Federal Financing Bank, Federal Home Loan Bank, Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association and Tennessee Valley Authority. Some of these securities are supported by the full faith and credit of the U.S. Treasury, others are supported by the right of the issuer to borrow from the Treasury, and still others are supported only by the credit of the agency or instrumentality.

         2. Repurchase agreements pertaining to the above securities. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the counterparty at an agreed-upon future date. The resale price is greater than the purchase price, reflecting an agreed-upon market rate which is effective for the period of time the buyer's money is invested in the security and which is not related to the coupon rate on the purchased security. Repurchase agreements may be entered into with member banks of the Federal Reserve System or "primary dealers" (as designated by the Federal Reserve Bank of New York) in U.S. Government securities or with State Street Bank and Trust Company ("State Street Bank"), the Fund's custodian. It is the Fund's current practice, which may be changed at any time without shareholder approval, to enter into repurchase agreements only with such primary dealers or State Street Bank. For each repurchase agreement, the Fund requires continual maintenance of the market value of the underlying collateral in amounts equal to, or in excess of, the agreement amount. While the maturities of the underlying collateral may exceed 397 days, the term of the repurchase agreement is always less than 397 days. In the event that a counterparty defaulted on its repurchase obligation, the Fund might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If the counterparty became bankrupt, the Fund might be delayed in selling the collateral. Repurchase agreements often are for short periods such as one day or a week, but may be longer. Repurchase agreements not terminable within seven days will be limited to no more than 10% of the Fund's assets.1 Pursuant to Rule 2a-7, a repurchase agreement is deemed to be an acquisition of the underlying securities provided that the obligation of the seller to repurchase the securities from the money market fund is collateralized fully (as defined in such Rule). Accordingly, the counterparty of a fully collateralized repurchase agreement is deemed to be the issuer of the underlying securities.

         Reverse Repurchase Agreements. While the Fund has no present plans to do so, it may enter into reverse repurchase agreements, which have the characteristics of borrowing and which involve the sale of securities held by the Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment.

         When-Issued Securities. Certain new issues that the Fund is permitted to purchase are available on a "when-issued" basis. When so offered, the price, which is generally expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs from within ten days to one month after the purchase of the issue. During the period between purchase and settlement, no payment is made by the Fund to the issuer and, thus, no interest accrues to the Fund from the transaction. When-issued securities may be sold prior to the settlement date, but the Fund makes when-issued commitments only with the intention of actually acquiring the securities. To facilitate such acquisitions, the Fund's Custodian will maintain, in a separate account of the Fund, U.S. Government securities or other liquid high grade debt securities having value equal to or greater than commitments held by the Fund. Similarly, a separate account will be maintained to meet obligations in respect of reverse repurchase agreements. On delivery dates for such transactions, the Fund will meet its obligations from maturities or sales of the securities held in the separate account and/or from the available cash flow. If the
_________________________

1As used throughout the Prospectus and Statement of Additional Information, the term assets shall refer to the Funds total assets.

Fund, however, chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it can incur a gain or loss. At the time the Fund makes the commitment to purchase a security on a when-issued basis, it records the transaction and reflects the value of the security in determining its net asset value. No when-issued commitments will be made if, as a result, more than 15% of the Fund's net assets would be committed.

         Floating and Variable Rate Obligations. The Fund may purchase floating and variable rate obligations, including floating and variable rate demand notes and bonds. The Fund may invest in variable and floating rate obligations whose interest rates are adjusted either at predesignated periodic intervals or whenever there is a change in the market rate to which the security's interest rate is tied. The Fund may also purchase floating and variable rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of 13 months, but which permit the holder to demand payment of principal and accrued interest at any time, or at specified intervals not exceeding 397 days, in each case upon not more than 30 days' notice.

         While there are many kinds of short-term securities used by money market investors, the Fund, in keeping with its primary investment objective of safety of principal, generally restricts its portfolio to the types of investments listed above. Net income to shareholders is aided both by the Fund's ability to make investments in large denominations and by its efficiencies of scale. Also, the Fund may seek to improve its income by selling certain portfolio securities prior to maturity in order to take advantage of yield disparities that occur in money markets. The market value of the Fund's investments tends to decrease during periods of rising interest rates and to increase during intervals of falling rates.

    Except as otherwise provided, the Fund's investment policies are not designated "fundamental policies" within the meaning of the Investment Company Act of 1940, as amended (the "Act") and may, therefore, be changed by the Trustees of the Trust without a shareholder vote. However, the Fund will not change its investment policies without contemporaneous written notice to shareholders.

         Rule 2a-7 under the Act. The Fund will comply with Rule 2a-7 under the Act, as amended from time to time, including the diversification, quality and maturity limitations imposed by the Rule. To the extent that the Fund's limitations are more permissive than Rule 2a-7, the Fund will comply with the more restrictive provisions of the Rule.

         Currently, pursuant to Rule 2a-7, the Fund may invest only in U.S. dollar-denominated "Eligible Securities" (as that term is defined in the Rule) that have been determined by Alliance Capital Management L.P. (the "Adviser") to present minimal credit risks pursuant to procedures approved by the Trustees. Generally, an Eligible Security is a security that
(i) has a remaining maturity of 397 days or less and (ii) is rated, or is issued by an issuer with short-term debt outstanding that is rated, in one of the two highest rating categories by two nationally recognized statistical rating organizations ("NRSROs") or, if only one NRSRO has issued a rating, by that NRSRO ("the requisite NRSROs"). Unrated securities may also be Eligible Securities if the Adviser determines that they are of comparable quality to a rated Eligible Security pursuant to guidelines approved by the Trustees. A description of the ratings of some NRSROs appears in the Appendix attached hereto. Securities in which the Fund invest may be subject to liquidity or credit enhancements. These securities are generally considered to be Eligible Securities if the enhancement or the issuer of the enhancement has received the appropriate rating from the requisite NRSROs.

         Under Rule 2a-7 the Fund may not invest more than five percent of its assets in the first tier securities of any one issuer other than the United States Government, its agencies and instrumentalities. A first tier security is an Eligible Security that has received a short-term rating from the requisite NRSROs in the highest short-term rating category for debt obligations or is an unrated security deemed to be of comparable quality. Government securities are considered to be first tier securities. In addition, the Fund may not invest in a security that has received, or is deemed comparable in quality to a security that has received, the second highest rating by the requisite number of NRSROs (a "second tier security") if immediately after the acquisition thereof the Fund would have invested more than
(A) the greater of one percent of its total assets or one million dollars in securities issued by that issuer which are second tier securities, or (B) five percent of its total assets in second tier securities.

_______________________________________________________________

                     INVESTMENT RESTRICTIONS
_______________________________________________________________

         The foregoing investment objectives and policies and the following restrictions may not, except as otherwise indicated, be changed without the approval of a majority of the Fund's outstanding shares. As used in this prospectus, the term "majority of the Fund's outstanding shares" means the affirmative vote of the holders of (a) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (b) more than 50% of the outstanding shares, whichever is less. If a percentage restriction is adhered to at the time of an investment, a later increase or decrease in percentage resulting from a change in value of portfolio securities or in amount of the Fund's assets will not constitute a violation of that restriction.

         The Fund:

         1. May not purchase any security which has a maturity date more than one year2 from the date of the Fund's purchase;

         2. May not purchase securities other than marketable obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities, or repurchase agreements pertaining thereto;

         3. May not enter into repurchase agreements if, as a result thereof, more than 10% of the Fund's assets would be subject to repurchase agreements not terminable within seven days (which may be considered to be illiquid) or with any one seller3 if, as a result thereof, more than 5% of the Fund's assets would be invested in repurchase agreements purchased from such seller; and may not enter into any reverse repurchase agreements if, as a result thereof, the Fund's obligations with respect to reverse repurchase agreements would exceed 10% of the Fund's assets;

         4. May not borrow money except from banks on a temporary basis or via entering into reverse repurchase agreements in aggregate amounts not to exceed 10% of the Fund's assets and to be used exclusively to facilitate the orderly maturation and sale of portfolio securities during any periods of abnormally heavy redemption requests, if they should occur; such borrowings may not be used to purchase investments and the Fund will not purchase any investment while any such borrowings exist;

         5. May not pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Fund except as may be necessary in connection with any borrowing mentioned above, including reverse repurchase agreements, and in an aggregate amount not to exceed 10% of the Fund's assets;
_________________________

2Which maturity, pursuant to Rule 2a-7, may extend to 397 days, or such greater length of time as may be permitted from time to time pursuant to Rule 2a-7.
3Pursuant to Rule 2a-7, the seller of a fully collateralized repurchase agreement is deemed to be the issuer of the underlying securities.

         6. May not make loans, provided that the Fund may purchase securities of the type referred to in paragraph 2 above and enter into repurchase agreements with respect thereto; or

         7.   May not act as an underwriter of securities.

_______________________________________________________________

                           MANAGEMENT
_______________________________________________________________

Trustees and Officers

         The Trustees and principal officers of the Fund and their principal occupations during the past five years are set forth below. Unless otherwise specified, the address of each such person is 1345 Avenue of the Americas, New York, New York 10105. Those Trustees whose names are preceded by an asterisk are "interested persons" of the Fund as determined under the Act. Each Trustee and officer is also a director, trustee or officer of other registered companies sponsored by the Adviser.

Trustees

         DAVE H. WILLIAMS4 , 66, Chairman, is Chairman of the
Board of Directors of Alliance Capital Management Corporation
("ACMC")5 , sole general partner of the Adviser with which he has been associated since prior to 1993.

         JOHN D. CARIFA****, 53, is the President, Chief
Operating Officer and a Director of ACMC with which he has been associated since prior to 1993.

         SAM Y. CROSS, 71, was, since prior to December 1993, Executive Vice President of The Federal Reserve Bank of New York and manager for foreign operations for The Federal Reserve System. He is also a director of Fuji Bank and Trust Co. He is Executive-In-Residence at the School of International and Public Affairs, Columbia University. His address is 200 East 66th Street, New York, New York 10021.

         CHARLES H. P. DUELL, 60, is President of Middleton Place
Foundation with which he has been associated since prior to 1993.
He is also a Director of GRC International, Inc., a Trustee
_________________________

4An interested person of the Fund as defined in the Act. 5For purposes of this Statement of Additional Information,
 ACMC refers to Alliance Capital Management Corporation, the sole general partner of the Adviser, and to the predecessor general partner of the Adviser of the same name.

Emeritus of the National Trust for Historic Preservation and serves on the Board of Architectural Review, City of Charleston.
His address is Middleton Place Foundation, Ashley River Road,
Charleston, South Carolina 29414.

         WILLIAM H. FOULK, JR., 66, is an Investment Adviser and an Independent Consultant. He was formerly Senior Manager of Barrett Associates, Inc., a registered investment adviser, with which he had been associated since prior to 1993. His address is 2 Greenwich Plaza, Suite 100, Greenwich, CT 06830.

         DAVID K. STORRS, 54, is President and Chief Executive Officer of Alternative Investment Group, LLC (an investment firm). He was formerly President of The Common Fund (investment management for educational institutions) with which he had been since prior to 1993. His address is 65 South Gate Road, Southport, Connecticut 06490.

         SHELBY WHITE, 60, is an author and financial journalist.
Her address is One Sutton Place South, New York, New York 10022.


Officers

         RONALD M. WHITEHILL - President, 60, is a Senior Vice
President of ACMC and President of Alliance Cash Management
Services with which he has been associated since 1993.

         KATHLEEN A. CORBET - Senior Vice President, 38, is an
Executive Vice President of ACMC with which she has been associated since prior to 1993.

         DREW BIEGEL - Senior Vice President, 47 is a Vice
President of ACMC with which he has been associated since prior to 1993.

         JOHN R. BONCZEK - Senior Vice President, 38, is a Vice
President of ACMC with which he has been associated since prior to 1993.

         ROBERT I. KURZWEIL - Senior Vice President, 47, has been a Vice President of ACMC since May 1994. Previously, he was Vice President of Sales and Business Development for Automatic Data Processing with which he had been associated since prior to 1993.

         WAYNE D. LYSKI - Senior Vice President, 57, is an
Executive Vice President of ACMC with which he has been associated since prior to 1993.

         PATRICIA NETTER - Senior Vice President, 47, is a Vice
President of ACMC with which she has been associated since prior to 1993.

         RAYMOND J. PAPERA - Senior Vice President, 42, is a
Senior Vice President of ACMC with which he has been associated since prior to 1993.

         KENNETH T. CARTY - Vice President, 36 is an Assistant
Vice President of ACMC with which he has been associated since prior to 1993.

         JOHN F. CHIODI, Jr. - Vice President, 32, is a Vice
President of ACMC with which he has been associated since prior to 1993.

         DORIS T. CILIBERTI - Vice President, 34, is an Assistant
Vice President of ACMC with which she has been associated since prior to 1993.

         MARIA R. CONA - Vice President, 43, is an Assistant Vice
President of ACMC with which she has been associated since prior to 1993.

         WILLIAM J. FAGAN - Vice President, 36, is an Assistant
Vice President of ACMC with which he has been associated since prior to 1993.

         JOSEPH R. LASPINA - Vice President, 38, is an Assistant
Vice President of ACMC with which he has been associated since prior to 1993.

         LINDA D. NEIL - Vice President, 38, is an Assistant Vice
President of ACMC with which she has been associated since prior to 1993.


         EDMUND P. BERGAN, Jr. - Secretary, 48, is a Senior Vice
President and the General Counsel of Alliance Fund Distributors,
Inc. ("AFD") and Alliance Fund Services, Inc. ("AFS") with which he has been associated since prior to 1993.

         MARK D. GERSTEN - Treasurer and Chief Financial Officer,
47, is a Senior Vice President of AFSwith which he has been associated since prior to 1993.

         VINCENT S. NOTO - Controller, 33, is an Assistant Vice
President of AFS with which he has been associated since prior to 1993.

         ANDREW L. GANGOLF - Assistant Secretary, 44, is a Vice President and Assistant General Counsel of AFD with which he has been associated since December 1994. Prior thereto, he was Vice President and Assistant Secretary of Delaware Management Co., Inc.

         DOMENICK PUGLIESE - Assistant Secretary, 37, is a Vice President and Assistant General Counsel of AFD with which he has been associated since May 1995. Prior thereto, he was Vice President and Counsel of Concord Holding Corporation since 1994 and Vice President and Associate General Counsel of Prudential Securities since 1992.

         EMILIE D. WRAPP - Assistant Secretary, 42, is a Vice
President and Assistant General Counsel of AFD with which she has been associated since prior to 1993.

         As of October 9, 1998, the Trustees and officers as a group owned less than 1% of the shares of the Fund.

         The Fund does not pay any fees to, or reimburse expenses of, its Trustees who are considered "interested persons" of the Fund. The aggregate compensation paid by the Fund to each of the Trustees during its fiscal year ended June 30, 1998, the aggregate compensation paid to each of the Trustees during calendar year 1997 by all of the funds to which the Adviser provides investment advisory services (collectively, the "Alliance Fund Complex") and the total number of registered investment companies (and separate investment portfolios within those companies) in the Alliance Fund Complex with respect to which each of the Trustees serves as a director or trustee, are set forth below. Neither the Fund nor any other fund in the Alliance Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees.

                                                               Total Number
                                                Total Number   of Investment
                                                of Funds in    Portfolios
                                                the Alliance   Within the
                                                Fund Complex,  Funds,
                                  Compensation  Including the  Including the
                                  from the      Fund, as to    Fund, as to
                    Aggregate     Alliance Fund which the      which the
                    Compensation  Complex,      Trustee is a   Trustee is a
Name of Trustee     from          Including     Director or    Director or
of the Fund         the Fund      the Fund      Trustee        Trustee

Dave H. Williams      $-0-         $-0-               6             15
John D. Carifa        $-0-         $-0-              53            118
Sam Y. Cross          $2,333       $ 12,000           3             12
Charles H.P. Duell    $2,333       $ 12,000           3             12
William H. Foulk, Jr. $2,667       $144,250          48            113
David K. Storrs       $2,333       $ 12,000           3             12
Shelby White          $2,333       $ 12,000           3             12


The Adviser

         The Adviser, a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under an investment advisory agreement (the "Advisory Agreement") to provide investment advice and, in general, to conduct the management and investment program of the Fund under the supervision and control of the Fund's Trustees.

         The Adviser is a leading international investment manager supervising client accounts with assets as of June 30, 1998 of more than $262 billion (of which more than $107 billion represented the assets of investment companies). The Adviser's clients are primarily major corporate employee benefit funds, public employee retirement systems, investment companies, foundations and endowment funds. As of June 30, 1998, the Adviser was retained as an investment manager for employee benefit plan assets for 32 of the FORTUNE 100 companies. As of July 31, 1998, the Adviser and its subsidiaries employed approximately 2,000 employees who operate out of domestic offices and the offices of subsidiaries in Bahrain, Bangalore, Chennai,, Istanbul, London, Madrid, Mumbai, Paris, Singapore, Tokyo and Toronto and affiliate offices located in Vienna, Warsaw, Hong Kong, Sao Paulo and Moscow. The 58 registered investment companies comprising more than 123 separate investment portfolios managed by the Adviser currently have more than 3.5 million shareholders.

         Alliance Capital Management Corporation, the sole general partner of, and the owner of a 1% general partnership interest in, the Adviser, is an indirect wholly-owned subsidiary of The Equitable Life Assurance Society of the United States ("Equitable"), one of the largest life insurance companies in the United States and a wholly-owned subsidiary of The Equitable Companies Incorporated ("ECI"). ECI is a holding company controlled by AXA-UAP ("AXA"), a French insurance holding company which at March 31, 1998, beneficially owned approximately 59% of the outstanding voting shares of ECI. As of June 30, 1998, ACMC, Inc. and Equitable Capital Management Corporation, each a wholly-owned direct or indirect subsidiary of Equitable, together with Equitable, owned in the aggregate approximately 57% of the issued and outstanding units representing assignments of beneficial ownership of limited partnership interests in the Adviser.

         AXA is a holding company for an international group of insurance and related financial services companies. AXA's insurance operations include activities in life insurance, property and casualty insurance and reinsurance. The insurance operations are diverse geographically, with activities principally in Western Europe, North America and the Asia/Pacific area. AXA is also engaged in asset management, investment banking, securities trading, brokerage, real estate and other financial services activities principally in the United States, as well as in Western Europe and the Asia/Pacific area.

         Based on information provided by AXA, as of March 31, 1998 more than 30% of the voting power of AXA was controlled directly and indirectly by FINAXA, a French holding company. As of March 31, 1998 more than 74% of the voting power of FINAXA was controlled directly and indirectly by four French mutual insurance companies (the "Mutuelles AXA"), one of which, AXA Assurances I.A.R.D. Mutuelle, itself controlled directly and indirectly more than 42% of the voting power of FINAXA. Acting as a group, the Mutuelles AXA control AXA and FINAXA.

         Under the Advisory Agreement, the Adviser provides investment advisory services and order placement facilities for the Fund and pays all compensation of Trustees of the Fund who are affiliated persons of the Adviser. The Adviser or its affiliates also furnish the Fund without charge with management supervision and assistance and office facilities. Under the Advisory Agreement, the Fund pays an advisory fee at an annual rate of .50 of 1% of up to $1.25 billion of the average daily value of the Fund's net assets, .49 of 1% of the next $.25 billion of such assets, .48 of 1% of the next $.25 billion of such assets, .47 of 1% of the next $.25 billion of such assets,
 .46 of 1% of the next $1 billion of such assets and .45 of 1% of the average daily net assets of the Fund in excess of $3 billion. The fee is accrued daily and paid monthly. The Adviser will reimburse the Fund to the extent that its net expenses (excluding taxes, brokerage, interest and extraordinary expenses) exceed 1% of its average daily net assets for any fiscal year. For the fiscal years ended June 30, 1996, 1997 and 1998 the Adviser received from the Fund, advisory fees (net of reimbursement for the fiscal year ended June 30, 1998) of $14,176,991, $17,412,020 and $19,694,085, respectively. In accordance with the Distribution Services Agreement described below, the Fund may pay a portion of advertising and promotional expenses in connection with the sale of shares of the Fund. The Fund also pays for printing of prospectuses and other reports to shareholders and all expenses and fees related to registration and filing with the Commission and with state regulatory authorities. The Fund pays all other expenses incurred in its operations, including the Adviser's management fees; custody, transfer and dividend disbursing expenses; legal and auditing costs; clerical, administrative accounting, and other office costs; fees and expenses of Trustees who are not affiliated with the Adviser; costs of maintenance of the Trust's existence; and interest charges, taxes, brokerage fees, and commissions. As to the obtaining of clerical and accounting services not required to be provided to the Fund by the Adviser under the Advisory Agreement, the Fund may employ its own personnel. For such services, it also may utilize personnel employed by the Adviser; if so done, the services are provided to the Fund at cost and the payments therefor must be specifically approved in advance by the Trustees. The Fund paid to the Adviser a total of $163,000, $164,000 and $167,000, respectively, for such services for the fiscal years ended June 30, 1996, 1997 and 1998.

         The Fund has made arrangements with certain broker-dealers, including Pershing, Division of Donaldson, Lufkin & Jenrette Securities Corporation ("Pershing"), an affiliate of the Adviser, whose customers are Fund shareholders pursuant to which payments are made to such broker-dealers performing recordkeeping and shareholder servicing functions. Such functions may include opening new shareholder accounts, processing purchase and redemption transactions, and responding to inquiries regarding the Fund's current yield and the status of shareholder accounts. The Fund pays fully disclosed and omnibus broker dealers (including Pershing) for such services. The fund may also pay for the electronic communications equipment maintained at the broker-dealers' offices that permits access to the Fund's computer files and, in addition, reimburses fully-disclosed broker-dealers at cost for personnel expenses involved in providing such services. All such payments must be approved or ratified by the Trustees. For the fiscal years ended June 30, 1996, 1997 and 1998, the Fund reimbursed such broker-dealers a total of $1,611,378, $2,146,522 and $5,301,680, respectively.

         The Advisory Agreement became effective on July 22, 1992. Continuance of the Advisory Agreement until June 30, 1999 was approved by the vote, cast in person by all the Trustees of the Trust who neither were interested persons of the Trust nor had any direct or indirect financial interest in the Agreement or any related agreement, at a meeting called for that purpose on June 9, 1998.

         The Advisory Agreement will remain in effect thereafter from year to year provided that such continuance is specifically approved annually by a vote of a majority of the outstanding shares of the Fund or by the Fund's Trustees, including in either case approval by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons as defined in the Act. The Advisory Agreement may be terminated without penalty on 60 days' written notice at the option of either party or by a vote of the outstanding voting securities of the Fund; it will automatically terminate in the event of assignment. The Adviser is not liable for any action or inaction in regard to its obligations under the Advisory Agreement as long as it does not exhibit willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations.

Distribution Services Agreement

         Rule 12b-1 under the Act permits an investment company to directly or indirectly pay expenses associated with the distribution of its shares in accordance with a duly adopted and approved plan. The Fund has entered into a Distribution Services Agreement (the "Agreement") which includes a plan adopted pursuant to Rule 12b-1 (the "Plan") with AFD (the "Distributor"), which applies to both series of the Trust. Pursuant to the Plan, the Fund makes payments each month to AFD in an amount that will not exceed, on an annualized basis, .25 of 1% of the Fund's aggregate average daily net assets. In addition, under the Agreement the Distributor makes payments for distribution assistance and for administrative, accounting and other services from its own resources which may include the management fee paid by the Fund.

         Payments under the Agreement are used in their entirety for (i) payments to broker-dealers and other financial intermediaries, including the Distributor and Donaldson, Lufkin & Jenrette Securities Corporation and its Pershing Division, affiliates of the Adviser, for distribution assistance and to banks and other depository institutions for administrative and accounting services, and (ii) otherwise promoting the sale of shares of the Fund such as by paying for the preparation, printing and distribution of prospectuses and other promotional materials sent to existing and prospective shareholders and by directly or indirectly purchasing radio, television, newspaper and other advertising. In approving the Agreement the Trustees determined that there was a reasonable likelihood that the Agreement would benefit the Fund and its shareholders. During the fiscal year ended June 30, 1998, the Fund made payments to the Distributor for expenditures, under the Agreement in amounts aggregating $10,707,231 which constituted .25 of 1% of the Fund's average daily net assets during the period, and the Adviser made payments from its own resources as described above aggregating $12,819,721. Of the $23,526,952 paid by the Adviser and the Fund under the Agreement, $396,000 was paid for advertising, printing, and mailing of prospectuses to persons other than current shareholders; and $23,130,952 was paid to broker-dealers and other financial intermediaries for distribution assistance.

         The administrative and accounting services provided by banks and other depository institutions may include, but are not limited to, establishing and maintaining shareholder accounts, sub-accounting, processing of purchase and redemption orders, sending confirmations of transactions, forwarding financial reports and other communications to shareholders and responding to shareholder inquiries regarding the Fund. As interpreted by courts and administrative agencies, certain laws and regulations limit the ability of a bank or other depository institution to become an underwriter or distributor of securities. However, in the opinion of the Fund's management based on the advice of counsel, these laws and regulations do not prohibit such depository institutions from providing other services for investment companies such as the administrative and accounting services described above. The Trustees will consider appropriate modifications to the Fund's operations, including discontinuance of payments under the Agreement to banks and other depository institutions, in the event of any future change in such laws or regulations which may affect the ability of such institutions to provide the above-mentioned services.

         The Treasurer of the Fund reports the amounts expended under the Agreement and the purposes for which such expenditures were made to the Trustees on a quarterly basis. Also, the Agreement provides that the selection and nomination of disinterested Trustees (as defined in the Act) are committed to the discretion of the disinterested Trustees then in office.

         The Agreement became effective on July 22, 1992. Continuance of the Agreement until June 30, 1999 was approved by the vote, cast in person by all the Trustees of the Fund who neither were interested persons of the Fund nor had any direct or indirect financial interest in the Agreement or any related agreement, at a meeting called for that purpose on June 9, 1998. The Agreement may be continued annually thereafter if approved by a majority vote of the Trustees who neither are interested persons of the Fund nor have any direct or indirect financial interest in the Agreement or in any related agreement, cast in person at a meeting called for that purpose.

         All material amendments to the Agreement must be approved by a vote of the Trustees, including a majority of the disinterested Trustees, cast in person at a meeting called for that purpose, and the Agreement may not be amended in order to increase materially the costs which the Fund may bear pursuant to the Agreement without the approval of a majority of the outstanding shares of the Fund. The Agreement may also be terminated at any time by a majority vote of the disinterested Trustees, or by a majority of the outstanding shares of the Fund or by the Distributor. Any agreement with a qualifying broker-dealer or other financial intermediary may be terminated without penalty on not more than sixty days' written notice by a vote of the majority of non-party Trustees, by a vote of a majority of the outstanding shares of the Fund, or by the Distributor and will terminate automatically in the event of its assignment.

         The Agreement is in compliance with rules of the National Association of Securities Dealers, Inc. (the "NASD") which became effective July 7, 1993 and which limit the annual asset-based sales charges and service fees that a mutual fund may impose to .75% and .25%, respectively, of average annual net assets.

_______________________________________________________________

                PURCHASE AND REDEMPTION OF SHARES
_______________________________________________________________

         Generally, shares of the Fund are sold and redeemed on a continuous basis without sales or redemption charges at their net asset value which is expected to be constant at $1.00 per share, although this price is not guaranteed.

    Accounts Not Maintained Through Financial Intermediaries

Opening Accounts - New Investments

    A. When Funds are Sent by Wire (the wire method permits immediate credit)

         1)   Telephone the Fund toll-free at (800) 824-1916.
              The Fund will ask for the name of the account as you wish it to be registered, address of the account, and taxpayer identification number (social security number for an individual). The Fund will then provide you with an account number.

         2)   Instruct your bank to wire Federal funds (minimum
              $1,000) exactly as follows:

              ABA 0110 0002-8
              State Street Bank and Trust Company
              Boston, MA  02101
              Alliance Government Reserves
              DDA 9903-279-9

              Your account name as registered with the Fund
              Your account number as registered with the Fund

         3)   Mail a completed Application Form to:

              Alliance Fund Services, Inc.
              P.O. Box 1520
              Secaucus, New Jersey  07096-1520

    B.   When Funds are Sent by Check

         1)   Fill out an Application Form.

         2) Mail the completed Application Form along with your check or negotiable bank draft (minimum $1,000), payable to "Alliance Government Reserves," to Alliance Fund Services, Inc. as in A(3) above.

Subsequent Investments

    A.   Investments by Wire (to obtain immediate credit)

         Instruct your bank to wire Federal funds (minimum $100) to State Street Bank and Trust Company ("State Street Bank") as in A(2) above.

    B.   Investments by Check

         Mail your check or negotiable bank draft (minimum $100), payable to "Alliance Government Reserves," to Alliance Fund
Services, Inc. as in A(3) above.

         Include with the check or draft the "next investment" stub from one of your previous monthly or interim account statements. For added identification, place your Fund account number on the check or draft.

Investments Made by Check

         Money transmitted by a check drawn on a member of the Federal Reserve System is converted to Federal funds in one business day following receipt and, thus, is then invested in the

Fund.  Checks drawn on banks which are not members of the Federal
Reserve System may take longer to be converted and invested. All payments must be in United States dollars.

         PROCEEDS FROM ANY SUBSEQUENT REDEMPTION BY YOU OF FUND SHARES THAT WERE PURCHASED BY CHECK OR ELECTRONIC FUNDS TRANSFER WILL NOT BE FORWARDED TO YOU UNTIL THE FUND IS REASONABLY ASSURED THAT YOUR CHECK OR ELECTRONIC FUNDS TRANSFER HAS CLEARED, UP TO FIFTEEN DAYS FOLLOWING THE PURCHASE DATE. If the redemption request during such period is in the form of a Fund check, the check will be marked "insufficient funds" and be returned unpaid to the presenting bank.

Redemptions

    A.   By Telephone

         You may withdraw any amount from your account on any Fund business day (i.e., any weekday exclusive of days on which the New York Stock Exchange or State Street Bank is closed) between 9:00 a.m. and 5:00 p.m. (Eastern time) via orders given to AFS by telephone toll-free (800) 824-1916. Such redemption orders must include your account name as registered with the Fund and the account number.

         If your telephone redemption order is received by AFS prior to 12:00 Noon (Eastern time), we will send the proceeds in Federal funds by wire to your designated bank account that day. The minimum amount for a wire is $1,000. If your telephone redemption order is received by AFS after 12:00 Noon and before 4:00 p.m., we will wire the proceeds the next business day. You also may request that proceeds be sent by check to your designated bank. Redemptions are made without any charge to you.

         During periods of drastic economic or market developments, such as the market break of October 1987, it is possible that shareholders would have difficulty in reaching AFS by telephone (although no such difficulty was apparent at any time in connection with the 1987 market break). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to AFS at the address shown on the cover of this Statement of Additional Information. The Fund reserves the right to suspend or terminate its telephone redemption service at any time without notice. Neither the Fund nor the Adviser, or AFS will be responsible for the authenticity of telephone requests for redemptions that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for redemptions are genuine, including among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Selected dealers or agents may charge a commission for handling telephone requests for redemptions.

    B.   By Checkwriting

         With this service, you may write checks made payable to any payee. Checks cannot be written for more than the principal balance (not including any accrued dividends) in your account. First, you must fill out the Signature Card which is with the Application Form. If you wish to establish this checkwriting service subsequent to the opening of your Fund account, contact the Fund by telephone or mail. There is no separate charge for the checkwriting service, except that State Street Bank may impose charges for checks which are returned unpaid because of insufficient funds or for checks upon which you have placed a stop order. There is currently a $7.50 charge for check reorders.

The checkwriting service enables you to receive the daily dividends declared on the shares to be redeemed until the day that your check is presented to State Street Bank for payment.

    C.   By Mail

         You may withdraw any amount from your account at any time by mail. Written orders for withdrawal, accompanied by duly endorsed certificates, if issued, should be mailed to Alliance Fund Services, Inc., P.O. Box 1520, Secaucus, New Jersey 07096-1520. Such orders must include the account name as registered with the Fund and the account number. All written orders for redemption, and accompanying certificates, if any, must be signed by all owners of the account with the signatures guaranteed by an institution which is an "eligible guarantor" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended.

_______________________________________________________________

                     ADDITIONAL INFORMATION
_______________________________________________________________

         Shareholders maintaining Fund accounts through brokerage firms and other institutions should be aware that such institutions necessarily set deadlines for receipt of transaction orders from their clients that are earlier than the transaction times of the Fund itself so that the institutions may properly process such orders prior to their transmittal to State Street Bank. Should an investor place a transaction order with such an institution after its deadline, the institution may not effect the order with the Fund until the next business day.
Accordingly, an investor should familiarize himself or herself with the deadlines set by his or her institution. (For example, the Distributor accepts purchase orders from its customers up to 2:15 p.m. Eastern time for issuance at the 4:00 p.m. transaction time and price.) A brokerage firm acting on behalf of a customer in connection with transactions in Fund shares is subject to the same legal obligations imposed on it generally in connection with transactions in securities for a customer, including the obligation to act promptly and accurately.

         Orders for the purchase of Fund shares become effective at the next transaction time after Federal funds or bank wire monies become available to State Street Bank for a shareholder's investment. Federal funds are a bank's deposits in a Federal Reserve Bank. These funds can be transferred by Federal Reserve wire from the account of one member bank to that of another member bank on the same day and are considered to be immediately available funds; similar immediate availability is accorded monies received at State Street Bank by bank wire. Money transmitted by a check drawn on a member of the Federal Reserve System is converted to Federal funds in one business day following receipt. Checks drawn on banks which are not members of the Federal Reserve System may take longer. All payments (including checks from individual investors) must be in United States dollars.

         All shares purchased are confirmed to each shareholder and are credited to his or her account at the net asset value.
To avoid unnecessary expense to the Fund and to facilitate the immediate redemption of shares, share certificates, for which no charge is made, are not issued except upon the written request of a shareholder. Certificates are not issued for fractional shares. Shares for which certificates have been issued are not eligible for any of the optional methods of withdrawal; namely, the telephone, telegraph, checkwriting or periodic redemption procedures. The Fund reserves the right to reject any purchase order.

         Arrangements for Telephone Redemptions. If you wish to use the telephone redemption procedure, indicate this on your Application Form and designate a bank and account number to receive the proceeds of your withdrawals. If you decide later that you wish to use this procedure, or to change instructions already given, send a written notice to Alliance Fund Services, Inc., P.O. Box 1520, Secaucus, New Jersey 07096-1520, with your signature guaranteed by an institution which is an eligible guarantor. For joint accounts, all owners must sign and have their signatures guaranteed.

         Automatic Investment Program. A shareholder may purchase shares of the Fund through an automatic investment program through a bank that is a member of the National Automated Clearing House Association. Purchases can be made on a Fund business day each month designated by the shareholder. Shareholders wishing to establish an automatic investment program should write or telephone the Fund or AFS at (800) 221-5672.

         Retirement Plans. The Fund's objectives of safety of principal, excellent liquidity and maximum current income to the extent consistent with the first two objectives may make it a suitable investment vehicle for part or all of the assets held in various tax-deferred retirement plans. The Fund has available forms of individual retirement account (IRA), simplified employee pension plans (SEP), 403(b)(7) plans and employer-sponsored retirement plans (Keogh or HR10 Plan). Certain services described in this prospectus may not be available to retirement accounts and plans. Persons desiring information concerning these plans should write or telephone the Fund or AFS at
(800) 221-5672.

         The Alliance Plans Division of Frontier Trust Company, a subsidiary of The Equitable Life Assurance Society of the United States, is the custodian under these plans. The custodian charges a nominal account establishment fee and a nominal annual maintenance fee. A portion of such fees is remitted to AFS to compensate that organization for services rendered to retirement plan accounts maintained with the Fund.

         Periodic Distribution Plans. Without affecting your right to use any of the methods of redemption described above, by checking the appropriate boxes on the Application Form, you may elect to participate additionally in the following plans without any separate charge. Under the Income Distribution Plan you receive monthly payments of all the income earned in your Fund account, with payments forwarded by check or electronically via the Automated Clearing House ("ACH") network shortly after the close of the month. Under the Systematic Withdrawal Plan, you may request payments by check or electronically via the ACH network in any specified amount of $50 or more each month or in any intermittent pattern of months. If desired, you can order, via a signature-guaranteed letter to the Fund, such periodic payments to be sent to another person. Shareholders wishing either of the above plans electronically through the ACH network should write or telephone the Fund or AFS at (800) 221-5672.

         The Fund has the right to close out an account if it has a zero balance on December 31 and no account activity for the first six months of the subsequent year. Therefore, unless this has occurred, a shareholder with a zero balance, when reinvesting, should continue to use his account number.

Otherwise, the account should be re-opened pursuant to procedures described above or through instructions given to a financial intermediary.

         A "business day," during which purchases and redemptions of Fund shares can become effective and the transmittal of redemption proceeds can occur, is considered for Fund purposes as any weekday exclusive of New Year's Day, Martin Luther King, Jr. Day, President's Day (observed), Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day; if one of these holidays falls on a Saturday or Sunday, purchases and redemptions will likewise not be processed on the preceding Friday or the following Monday, respectively.
On any such day that is an official bank holiday in Massachusetts, neither purchases nor wired redemptions can become effective because Federal funds cannot be received or sent by State Street Bank. On such days, therefore, the Fund can only accept redemption orders for which shareholders desire remittance by check. The right of redemption may be suspended or the date of a redemption payment postponed for any period during which the New York Stock Exchange is closed (other than customary weekend and holiday closings), when trading on the New York Stock Exchange is restricted, or an emergency (as determined by the Commission) exists, or the Commission has ordered such a suspension for the protection of shareholders. The value of a shareholder's investment at the time of redemption may be more or less than his or her cost, depending on the market value of the securities held by the Fund at such time and the income earned.
_______________________________________________________________

        DAILY DIVIDENDS--DETERMINATION OF NET ASSET VALUE
_______________________________________________________________

         All net income of the Fund is determined after the close of each business day, currently 4:00 p.m. Eastern time (and at such other times as the Trustees may determine) and is paid immediately thereafter pro rata to shareholders of record via automatic investment in additional full and fractional shares in each shareholder's account at the rate of one share for each dollar distributed. As such additional shares are entitled to dividends on following days, a compounding growth of income occurs.

         Net income consists of all accrued interest income on Fund portfolio assets less the Fund's expenses applicable to that dividend period. Realized gains and losses are reflected in net asset value and are not included in net income. Net asset value per share is expected to remain constant at $1.00 since all net income is declared as a dividend each time net income is determined.

         The valuation of the Fund's portfolio securities is based upon their amortized cost which does not take into account unrealized securities gains or losses as measured by market valuations. The amortized cost method involves valuing an instrument at its cost and thereafter applying a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. During periods of declining interest rates, the daily yield on shares of the Fund may be higher than that of a fund with identical investments utilizing a method of valuation based upon market prices for its portfolio instruments; the converse would apply in a period of rising interest rates.

         The Fund utilizes the amortized cost method of valuation of portfolio securities in accordance with the provisions of Rule 2a-7 under the Act. Pursuant to such rule, the Fund maintains a dollar-weighted average portfolio maturity of 90 days or less and invests only in securities of high quality. The Fund also purchases instruments which, at the time of investment, have remaining maturities of no more than 397 days or such greater length of time as may be permitted from time to time pursuant to Rule 2a-7. The Fund maintains procedures designed to stabilize, to the extent reasonably possible, the price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of the Fund's portfolio holdings by the Trustees to the extent required by Rule 2a-7 under the Act at such intervals as they deem appropriate to determine whether and to what extent the net asset value of the Fund calculated by using available market quotations or market equivalents deviates from net asset value based on amortized cost. If such deviation exceeds 1/2 of 1%, the Trustees will promptly consider what action, if any, should be initiated. In the event the Trustees determine that such a deviation may result in material dilution or other unfair results to new investors or existing shareholders, they will consider corrective action which might include (1) selling instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity;
(2) withholding dividends of net income on shares; or
(3) establishing a net asset value per share using available market quotations or equivalents. There can be no assurance, however, that the Fund's net asset value per share will remain constant at $1.00.

         The net asset value of the shares is determined each business day at 12:00 Noon and 4:00 p.m. (Eastern time). The net asset value per share is calculated by taking the sum of the value of the Fund's investments and any cash or other assets, subtracting liabilities, and dividing by the total number of shares outstanding. All expenses, including the fees payable to the Adviser, are accrued daily.

_______________________________________________________________

                              TAXES
_______________________________________________________________

         The Fund has qualified in each fiscal year to date and intends to qualify in each future year to be taxed as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code") and, as such, will not be liable for Federal income and excise taxes on the net income and capital gains distributed to its shareholders. Since the Fund distributes all of its net income and capital gains, the Fund itself should thereby avoid all Federal income and excise taxes.

         For shareholders' Federal income tax purposes, all distributions by the Fund out of interest income and net realized short-term capital gains are treated as ordinary income and distributions of long-term capital gains, if any, are treated as long-term capital gains irrespective of the length of time the shareholder held shares in the Fund. Since the Fund derives nearly all of its gross income in the form of interest and the balance in the form of short-term capital gains, it is expected that for corporate shareholders, none of the Fund's distributions will be eligible for the dividends-received deduction under current law.

_______________________________________________________________

                       GENERAL INFORMATION
_______________________________________________________________

         Portfolio Transactions. Subject to the general supervision of the Trustees of the Fund, the Adviser is responsible for the investment decisions and the placing of the orders for portfolio transactions for the Fund. Because the Fund invests in securities with short maturities, there is a relatively high portfolio turnover rate. However, the turnover rate does not have an adverse effect upon the net yield and net asset value of the Fund's shares since the Fund's portfolio transactions occur primarily with issuers, underwriters or major dealers in money market instruments acting as principals. Such transactions are normally on a net basis which do not involve payment of brokerage commissions. The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriters; transactions with dealers normally reflect the spread between bid and asked prices.

         The Fund has no obligations to enter into transactions in portfolio securities with any dealer, issuer, underwriter or other entity. In placing orders, it is the policy of the Fund to obtain the best price and execution for its transactions. Where best price and execution may be obtained from more than one dealer, the Adviser may, in its discretion, purchase and sell securities through dealers who provide research, statistical and other information to the Adviser. Such services may be used by the Adviser for all of its investment advisory accounts and, accordingly, not all such services may be used by the Adviser in connection with the Fund. The supplemental information received from a dealer is in addition to the services required to be performed by the Adviser under the Advisory Agreement, and the expenses of the Adviser will not necessarily be reduced as a result of the receipt of such information. During the fiscal years ended June 30, 1996, 1997 and 1998, the Fund paid no brokerage commissions.

         Capitalization. All shares of the Fund, when issued, are fully paid and non-assessable. The Trustees are authorized to reclassify and issue any unissued shares to any number of additional classes or series without shareholder approval. Accordingly, the Trustees, in the future, for reasons such as the desire to establish one or more additional portfolios with different investment objectives, policies or restrictions, may create additional classes or series of shares. Any issuance of shares of another class would be governed by the Act and the law of the Commonwealth of Massachusetts. If shares of another class were issued in connection with the creation of a second portfolio, each share of either portfolio would normally be entitled to one vote for all purposes. Generally, shares of both portfolios would vote as a single series for the election of Trustees and on any other matter that affected both portfolios in substantially the same manner. As to matters affecting each portfolio differently, such as approval of the Advisory Agreement and changes in investment policy, shares of each portfolio would vote as separate classes. Certain procedures for the removal by shareholders of trustees of investment trusts, such as the Fund, are set forth in Section 16(c) of the Act.

         At October 9, 1998, there were 5,750,273,691 shares of beneficial interest of the Fund outstanding. To the knowledge of the Fund the following persons owned of record and no person owned beneficially, 5% or more of the outstanding shares of the Portfolio as of October 9, 1998:

                                       No. of           % of
Name and Address                       Shares           Class

Pershing as Agent                      1,093,021,908    19%
Omnibus Account for
Exclusive Benefit of Customers
1 Pershing Plaza
Jersey City, NJ  07399-0002

Pershing as Agent                      4,042,233,8698   70%
Omnibus Account for
Exclusive Benefit of Customers
1 Pershing Plaza
Jersey City, NJ  07399-0002

         Shareholder Liability. Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Fund and requires that the Trustees use their best efforts to ensure that notice of such disclaimer be given in each note, bond, contract, instrument, certificate or undertaking made or issued by the Trustees or officers of the Trust. The Agreement and Declaration of Trust provides for indemnification out of the property of the Fund for all loss and expense of any shareholder of the Fund held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. In the view of the Adviser, such risk is not material.

         Legal Matters. The legality of the shares offered hereby has been passed upon by Seward & Kissel, New York, New
York, counsel for the Fund and the Adviser. Seward & Kissel has relied upon the opinion of Sullivan & Worcester, Boston, Massachusetts, for matters relating to Massachusetts law.

         Accountants. An opinion relating to the Fund's financial statements is given herein by McGladrey & Pullen, LLP, New York, New York, independent auditors for the Fund.

         Yield Quotations. Advertisements containing yield quotations for the Fund may from time to time be sent to investors or placed in newspapers, magazines or other media on behalf of the Fund. These advertisements may quote performance rankings, ratings or data from independent organizations or financial publications such as Lipper Analytical Services, Inc., Morningstar, Inc., IBC's Money Fund Report, IBC's Money Market Insight or Bank Rate Monitor or compare the Fund's performance to bank money market deposit accounts, certificates of deposit or various indices. Such yield quotations are calculated in accordance with the standardized method referred to in Rule 482 under the Securities Act of 1933. Yield quotations are thus determined by (i) computing the net change over a seven-day period, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of such period, (ii) dividing the net change in account value by the value of the account at the beginning of such period, and (iii) multiplying such base period return the result by (365/7)--with the resulting yield figure carried to the nearest hundredth of one percent. The Fund's effective annual yield represents a compounding of the annualized yield according to the following formula:

    effective yield = [(base period return + 1)365/7] - 1

         The Fund's yield for the seven-day period ended June 30, 1998 was 4.60% which is the equivalent of a 4.71% compounded effective yield. Absent such reimbursement, the annualized yield for such period would have been 4.59%, equivalent to an effecitve yield of 4.70%. Current yield information for the Fund can be obtained by a recorded message by telephoning toll-free at
(800) 221-9513.

         Additional Information. This Statement of Additional Information does not contain all the information set forth in the Registration Statement filed by the Fund with the Commission under the Securities Act of 1933. Copies of the Registration Statement may be obtained at a reasonable charge from the Commission or may be examined, without charge, at the Commission's offices in Washington, D.C.

ALLIANCE GOVERNMENT RESERVES


ALLIANCE CAPITAL



ANNUAL REPORT
JUNE 30, 1998



STATEMENT OF NET ASSETS
JUNE 30, 1998                                      ALLIANCE GOVERNMENT RESERVES
_______________________________________________________________________________


PRINCIPAL
AMOUNT
(000)     SECURITY+                             YIELD                VALUE
-------------------------------------------------------------------------------
          U.S. GOVERNMENT AND
          AGENCIES-59.9%
          FEDERAL NATIONAL MORTGAGE
          ASSOCIATION-30.1%
$ 30,000  5.35%, 7/16/98                         5.49%     $    29,996,730
  27,000  5.37%, 8/12/98                         5.50           26,988,926
  39,000  9/09/98                                5.50           38,588,225
  82,000  9/11/98                                5.51           81,109,480
 129,970  9/15/98                                5.50          128,480,111
  95,000  9/23/98                                5.51           93,796,350
  92,000  9/23/98                                5.52           90,832,213
  97,000  9/24/98                                5.52           95,754,089
  34,690  8/10/98                                5.50           34,479,547
  32,900  7/29/98                                5.50           32,759,773
  90,000  8/14/98                                5.52           89,397,200
  90,000  5.52%, 3/03/99                         5.62           89,978,856
 135,000  5.54%, 5/21/99                         5.66          134,907,008
  90,000  5.57%, 3/05/99                         5.62           89,969,548
  90,000  5.60%, 10/20/98 FRN                    5.67           89,988,094
  91,000  5.60%, 4/28/99 FRN                     5.62           90,962,478
 180,000  5.65%, 11/04/98 FRN                    5.79          179,963,889
  35,000  5.84%, 3/29/99                         5.69           35,034,517
  24,000  6.41%, 7/17/98                         5.67           24,006,642
                                                           ---------------
                                                             1,476,993,676
          FEDERAL HOME LOAN MORTGAGE CORP.-19.1%
  45,000  8/21/98                                5.50           44,652,562
 110,000  8/24/98                                5.50          109,100,750
 141,500  9/08/98                                5.50          140,027,339
 218,786  8/31/98                                5.51          216,767,799
 145,950  9/09/98                                5.51          144,409,011
  48,000  9/14/98                                5.51           47,456,000
  48,000  9/18/98                                5.51           47,427,513
 194,000  9/25/98                                5.51          191,483,497
                                                           ---------------
                                                               941,324,471
          FEDERAL HOME LOAN BANK-10.7%
 105,000  5.45%, 7/30/98                         5.53          104,993,607
  73,000  5.56%, 3/25/99                         5.71           72,928,262
 150,000  5.65%, 3/12/99                         5.65          150,000,000
  49,000  5.65%, 3/30/99                         5.65           49,000,000
  45,850  5.71%, 3/04/99                         5.71           45,850,000
  80,280  5.71%, 3/17/99                         5.73           80,262,910
  22,000  5.72%, 7/07/98                         5.72           22,000,304
                                                               525,035,083

          Total U.S. Government and Agencies
          (amortized cost $2,943,353,230)                    2,943,353,230

          REPURCHASE AGREEMENTS-39.7%
          CIBC/WOOD GUNDY, INC.
 125,000  5.65%, dated 6/29/98,
          due 7/13/98 in the amount of
          $125,274,653 (cost $125,000,000;
          collateralized by $78,110,182
          FH 786072, value $73,568,928,
          $49,355,000 FN 374110,
          value $26,585,695, $30,242,971
          FH 846319, value $14,234,829
          and $21,903,057 FN 294195,
          value $14,103,709) (a)                 5.65          125,000,000
          GOLDMAN SACHS & CO.
 122,000  5.54%, dated 6/18/98,
          due 7/20/98 in the amount of
          $122,600,782 (cost $122,000,000;
          collateralized by $128,359,000
          FM 00880, value
          $126,511,291) (a)                      5.54          122,000,000
          GOLDMAN SACHS & CO.
 122,000  5.54%, dated 6/17/98,
          due 7/20/98 in the amount of
          $122,619,557 (cost $122,000,000;
          collateralized by $130,935,000
          FM 00562, value
          $126,550,505) (a)                      5.54          122,000,000
          LEHMAN BROTHERS
 125,000  5.54%, dated 6/23/98,
          due 7/23/98 in the amount of
          $125,577,083 (cost $125,000,000;
          collateralized by $44,483,000
          FNMA 313929, value
          $42,808,624, $26,158,882
          FHLMC 20003, value
          $25,562,864, $22,975,326
          FNMA 160414, value
          $22,325,001, $33,443,435
          FHLMC 10239, value
          $20,768,863 and $24,004,000
          FHLMC 00436, value $17,304,862) (a)    5.54          125,000,000


1


STATEMENT OF NET ASSETS (CONTINUED)                ALLIANCE GOVERNMENT RESERVES
_______________________________________________________________________________

PRINCIPAL
AMOUNT
(000)     SECURITY+                             YIELD                VALUE
-------------------------------------------------------------------------------
          LEHMAN BROTHERS
$115,000  5.55%, dated 6/30/98,
          due 7/21/98 in the amount of
          $115,372,313 (cost $115,000,000;
          collateralized by $36,378,863
          FN 251944, value
          $37,072,840, $23,449,628
          FN 313189, value
          $21,046,940, $100,000,000
          FN 124852, value
          $16,381,661, $15,266,000
          FN 190548, value
          $9,564,980, $49,317,768
          FN 124869, value
          $9,349,197, $15,796,743
          FN 250089, value
          $8,844,180, $10,281,600
          FN 2500460, value
          $8,677,623 and $9,484,553
          FN 369160, value
          $8,282,423) (a)                        5.55%     $   115,000,000
          MERRILL LYNCH & CO., INC.
 120,000  5.55%, dated 6/30/98,
          due 7/31/98 in the amount of
          $120,573,500 (cost $120,000,000;
          collateralized by $26,900,885
          FN 422256, value
          $25,522,655, $28,689,701
          FN 313951, value
          $20,507,661, $21,385,610
          FN 422261, value
          $20,363,326, $50,000,000
          FN 299474, value
          $18,303,364, $27,096,694
          FN 313678, value
          $16,877,170, $50,000,000
          FH 845619, value
          $15,390,985 and
          $20,895,000 FH 845790,
          value $7,040,157)                      5.55          120,000,000
          MORGAN STANLEY GROUP, INC.
 234,000  6.19%, dated 6/30/98,
          due 7/01/98 in the amount of
          $234,040,235 (cost $234,000,000;
          collateralized by $288,113,000
          FNMA 190298, value
          $238,775,337) (a)                      6.19          234,000,000
          PAINE WEBBER GROUP, INC.
 140,000  5.54%, dated 6/25/98,
          due 8/27/98 in the amount of
          $141,357,300 (cost $140,000,000;
          collateralized by $50,000,000
          FG 00838, value
          $49,792,039, $24,750,000
          FN 323034, value
          $24,593,865, $28,854,572
          FN 318698, value
          $23,082,134, $20,750,000
          FG 00907, value
          $20,651,018, $24,750,000
          FN 313560, value $20,092,439
          and $9,184,000 FN 190831,
          value $5,794,173) (a)                  5.54          140,000,000
          PAINE WEBBER GROUP, INC.
 103,000  5.55%, dated 6/11/98,
          due 7/09/98 in the amount of
          $103,444,617 (cost $103,000,000;
          collateralized by $28,752,607
          FN 412255, value
          $28,620,578, $24,164,115
          FG 00562, value
          $23,354,954, $27,902,376
          FN 341731, value
          $22,210,860, $18,868,000
          FN 394706, value $16,376,657
          and $15,882,262 FN 372188,
          value $15,448,729) (a)                 5.55          103,000,000
          PRUDENTIAL SECURITIES, INC.
 125,000  5.54%, dated 6/18/98,
          due 7/14/98 in the amount of
          $125,500,139 (cost $125,000,000;
          collateralized by $131,866,000
          FG 00557, value
          $128,345,354) (a)                      5.54          125,000,000
          PRUDENTIAL SECURITIES, INC.
  97,000  5.54%, dated 6/30/98,
          due 7/29/98 in the amount of
          $97,432,889 (cost $97,000,000;
          collateralized by $102,670,000
          FG 00815, value
          $99,533,951) (a)                       5.54           97,000,000


2


                                                   ALLIANCE GOVERNMENT RESERVES
_______________________________________________________________________________

PRINCIPAL
AMOUNT
(000)     SECURITY+                             YIELD                VALUE
-------------------------------------------------------------------------------
          SALOMON SMITH BARNEY
$139,000  5.54%, dated 6/22/98,
          due 7/16/98 in the amount of
          $139,513,373 (cost $139,000,000;
          collateralized by $93,405,086
          FN 190966, value
          $59,826,038, $100,000,000
          FN 190892, value $55,249,030
          and $27,340,000 FN 251787,
          value $27,430,685)                     5.54%     $   139,000,000
          SALOMON SMITH BARNEY
 101,000  5.54%, dated 6/24/98,
          due 8/26/98 in the amount of
          $101,979,195 (cost $101,000,000;
          collateralized by $50,000,000
          FN 313687, value
          $46,865,252, $36,552,000
          FN 313294, value $31,121,063
          and $27,500,000 FG 00785,
          value $25,921,457)                     5.54          101,000,000
          STATE STREET BANK AND TRUST CO.
  38,000  5.50%, dated 6/30/98,
          due 7/01/98 in the amount of
          $38,005,806 (cost $38,000,000;
          collateralized by $32,995,000
          U.S. Treasury Bond,
          7.25%, 5/15/16, value
          $38,763,978) (a)                       5.50           38,000,000
          UBS FINANCE, INC.
 241,000  5.54%, dated 6/19/98,
          due 7/15/98 in the amount of
          $241,964,268 (cost $241,000,000;
          collateralized by $251,375,000
          FN 323315, value
          $248,547,031) (a)                      5.54          241,000,000

          Total Repurchase Agreements
          (amortized cost $1,947,000,000)                    1,947,000,000

          TOTAL INVESTMENTS-99.6%
          (amortized cost
          $4,890,353,230)                                    4,890,353,230
          Other assets less liabilities-0.4%                    18,357,644

          NET ASSETS-100%
          (offering and redemption
          price of $1.00 per share;
          4,909,579,676 shares outstanding)                 $4,908,710,874


+    All securities either mature or their interest rate changes in one year or less.

(a)  Repurchase agreements which are terminable within 7 days.

     Glossary:
     FRN - Floating Rate Note

     See notes to financial statements.


3


STATEMENT OF OPERATIONS
YEAR ENDED JUNE 30, 1998                           ALLIANCE GOVERNMENT RESERVES
_______________________________________________________________________________

INVESTMENT INCOME
  Interest                                                       $ 241,077,064

EXPENSES
  Advisory fee (Note B)                            $20,223,015
  Distribution assistance and administrative
    service (Note C)                                16,145,911
  Transfer agency (Note B)                           5,134,453
  Registration fees                                    874,914
  Printing                                             434,627
  Custodian fees                                       418,106
  Audit and legal fees                                  65,539
  Trustees' fees                                        12,646
  Miscellaneous                                         48,642
  Total expenses                                    43,357,853
  Less: expense reimbursement                         (528,930)
  Net expenses                                                      42,828,923
  Net investment income                                            198,248,141

REALIZED GAIN ON INVESTMENTS
  Net realized gain on investment transactions                           2,080

NET INCREASE IN NET ASSETS FROM OPERATIONS                       $ 198,250,221


See notes to financial statements.


4


STATEMENT OF CHANGES IN NET ASSETS                 ALLIANCE GOVERNMENT RESERVES
_______________________________________________________________________________

                                                  YEAR ENDED      YEAR ENDED
                                                 JUNE 30, 1998   JUNE 30, 1997
                                                 -------------   -------------
INCREASE IN NET ASSETS FROM OPERATIONS
  Net investment income                         $  198,248,141  $  162,394,204
  Net realized gain on investment transactions           2,080          46,468
  Net increase in net assets from operations       198,250,221     162,440,672

DIVIDENDS TO SHAREHOLDERS FROM:
  Net investment income                           (198,248,141)   (162,394,204)

TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
  Net increase (Note E)                          1,146,223,601     557,419,600
  Total increase                                 1,146,225,681     557,466,068

NET ASSETS
  Beginning of year                              3,762,485,193   3,205,019,125
  End of year                                   $4,908,710,874  $3,762,485,193


See notes to financial statements.


5


NOTES TO FINANCIAL STATEMENTS
JUNE 30, 1998                                      ALLIANCE GOVERNMENT RESERVES
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
Alliance Government Reserves (the "Trust") is an open-end diversified investment company registered under the Investment Company Act of 1940. The Trust consists of two portfolios: Alliance Government Reserves (the "Portfolio") and Alliance Treasury Reserves, each of which is considered to be a separate entity for financial reporting and tax purposes. The Portfolio pursues its objectives by maintaining a portfolio of high-quality money market securities all of which, at the time of investment, have remaining maturities of 397 days or less. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. VALUATION OF SECURITIES
Securities in which the Portfolio invests are traded primarily in the over-the-counter market and are valued at amortized cost, under which method a portfolio instrument is valued at cost and any premium or discount is amortized on a constant basis to maturity.

2. TAXES
It is the Portfolio's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to its shareholders. Therefore, no provisions for federal income or excise taxes are required.

3. DIVIDENDS
The Portfolio declares dividends daily from net investment income and automatically reinvests such dividends in additional shares at net asset value. Net realized capital gains on investments, if any, are expected to be distributed near year end.

4. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS
Interest income is accrued as earned. Investment transactions are recorded on a trade date basis. Realized gain (loss) from investment transactions is recorded on the identified cost basis.

5. REPURCHASE AGREEMENTS
It is the Portfolio's policy to take possession of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities are sufficient to cover the value of the repurchase agreements.


NOTE B: ADVISORY FEE AND TRANSACTIONS WITH AN AFFILIATE OF THE ADVISER
The Portfolio pays its Adviser, Alliance Capital Management L.P., an advisory fee at the annual rate of .50% on the first $1.25 billion of average daily net assets; .49% on the next $.25 billion; .48% on the next $.25 billion; .47% on the next $.25 billion; .46% on the next $1 billion; and .45% in excess of $3 billion. The Adviser has agreed, pursuant to the advisory agreement, to reimburse the Portfolio to the extent that its annual aggregate expenses (excluding taxes, brokerage, interest and, where permitted, extraordinary expenses) exceed 1% of its average daily net assets for any fiscal year. For the year ended June 30, 1998, the reimbursement amounted to $528,930.

The Portfolio compensates Alliance Fund Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $2,608,399 for the year ended June 30, 1998.


NOTE C: DISTRIBUTION ASSISTANCE AND ADMINISTRATIVE SERVICES PLAN
Under this Plan, the Portfolio pays the Adviser a distribution fee at the annual rate of up to .25% of the average daily value of the Portfolio's net assets. The Plan provides that the Adviser will use such payments in their entirety for distribution assistance and promotional activities. For the year ended June 30, 1998, the distribution fee amounted to $10,707,231. In addition, the Portfolio may reimburse certain broker-dealers for administrative costs incurred in connection with providing shareholder services, and may reimburse the Adviser for accounting


6


                                                   ALLIANCE GOVERNMENT RESERVES
_______________________________________________________________________________

and bookkeeping, and legal and compliance support. For the year ended June 30, 1998, such payments by the Portfolio amounted to $5,468,680 of which $167,000 was paid to the Adviser.


NOTE D: INVESTMENT TRANSACTIONS
At June 30, 1998, the cost of investments for federal income tax purposes was the same as the cost for financial reporting purposes. At June 30, 1998 the Portfolio had a capital loss carryforward of $868,802, of which $80,153 expires in 2001, $236,674 expires in 2002 and $551,975 expires in the year 2003.


NOTE E: TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
An unlimited number of shares ($.001 par value) are authorized. At June 30, 1998, capital paid-in aggregated $4,909,579,676. Transactions, all at $1.00 per share, were as follows:

                                                 YEAR ENDED       YEAR ENDED
                                                  JUNE 30,         JUNE 30,
                                                   1998             1997
                                               --------------   --------------
Shares sold                                    13,439,392,768   16,812,712,717
Shares issued on reinvestments of dividends       198,248,141      162,394,204
Shares redeemed                               (12,491,417,308) (16,417,687,321)
Net increase                                    1,146,223,601      557,419,600


7


FINANCIAL HIGHLIGHTS                               ALLIANCE GOVERNMENT RESERVES
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH
YEAR

                                                               YEAR ENDED JUNE 30,
                                            ---------------------------------------------------------------
                                                1998         1997         1996         1995         1994
                                            -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of year             $1.00        $1.00        $1.00        $1.00        $1.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income                          .0463(a)     .0443        .0461(a)     .0439(a)     .0244(a)

LESS: DIVIDENDS
Dividends from net investment income          (.0463)      (.0443)      (.0461)      (.0439)      (.0244)
Net asset value, end of year                   $1.00        $1.00        $1.00        $1.00        $1.00

TOTAL RETURN
Total investment return based on net
  asset value (b)                             4.74%        4.53%        4.72%        4.48%        2.48%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in millions)         $4,909       $3,762       $3,205       $2,514       $2,061
Ratios to average net assets of:
  Expenses, net of waivers and
    reimbursements                              1.00%        1.00%        1.00%        1.00%        1.00%
  Expenses, before waivers and
    reimbursements                              1.01%        1.00%        1.01%        1.05%        1.04%
  Net investment income                         4.63%(a)     4.44%        4.60%(a)     4.42%(a)     2.46%(a)


(a)  Net of expenses reimbursed or waived by the Adviser.

(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period.


8


INDEPENDENT AUDITOR'S REPORT                       ALLIANCE GOVERNMENT RESERVES
_______________________________________________________________________________

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS
ALLIANCE GOVERNMENT RESERVES PORTFOLIO

We have audited the accompanying statement of net assets of Alliance Government Reserves Portfolio as of June 30, 1998 and the related statements of operations, changes in net assets, and financial highlights for the periods indicated in the accompanying financial statements. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1998, by correspondence with the custodian.

An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Alliance Government Reserves Portfolio as of June 30, 1998, and the results of its operations, changes in its net assets, and its financial highlights for the periods indicated, in conformity with generally accepted accounting principles.


McGladrey & Pullen, LLP
New York, New York
July 24, 1998


9

_______________________________________________________________

                            APPENDIX
_______________________________________________________________


A-1+, A-1 and Prime-1 Commercial Paper Ratings

         "A-1+" is the highest, and "A-1" the second highest, commercial paper rating assigned by Standard & Poor's Corporation ("Standard & Poor's") and "Prime-1" is the highest commercial paper rating assigned by Moody's Investors Service, Inc. ("Moody's"). Standard & Poor's uses the numbers 1+, 1, 2 and 3 to denote relative strength within its highest classification of "A", while Moody's uses the numbers 1, 2 and 3 to denote relative strength within its highest classification of "Prime."
Commercial paper issuers rated "A" by Standard & Poor's have the following characteristics: liquidity ratios are better than industry average; long term debt rating is A or better; the issuer has access to at least two additional channels of borrowing; basic earnings and cash flow are in an upward trend; and typically, the issuer is a strong company in a well-established industry and has superior management. Commercial paper issuers rated "Prime" by Moody's have the following characteristics: their short-term debt obligations carry the smallest degree of investment risk; margins of support for current indebtedness are large or stable with cash flow and asset protection well assured; current liquidity provides ample coverage of near-term liabilities and unused alternative financing arrangements are generally available; and while protective elements may change over the intermediate or longer term, such changes are most unlikely to impair the fundamentally strong position of short-term obligations.

AAA & AA and Aaa & Aa Bond Ratings

         Bonds rated AAA and Aaa have the highest ratings assigned to debt obligations by Standard & Poor's and Moody's, respectively. Standard & Poor's AAA rating indicates an extremely strong capacity to pay principal and interest. Bonds rated AA by Standard & Poor's also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and the majority of instances they differ from AAA issues only in small degree. Moody's Aaa rating indicates the ultimate degree of protection as to principal and interest. Moody's Aa rated bonds, though also high-grade issues, are rated lower than Aaa bonds because margins of protection may not be as large or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger.

[LOGO]                            ALLIANCE TREASURY RESERVES
_______________________________________________________________

P.O. Box 1520, Secaucus, New Jersey  07096-1520
Toll Free (800) 221-5672
_______________________________________________________________

               STATEMENT OF ADDITIONAL INFORMATION
                        October 30, 1998
_______________________________________________________________

                        TABLE OF CONTENTS
                                                             Page
Investment Objectives and Policies..........................  2

Investment Restrictions.....................................  5

Management..................................................  6

Purchase and Redemption of Shares........................... 15

Additional Information...................................... 19

Daily Dividends-Determination of Net Asset Value............ 21

Taxes....................................................... 23

General Information......................................... 23

Appendix-Commercial Paper and Bond Rating................... 27

Financial Statements........................................ 28

Independent Auditor's Report................................ 29
________________________________________________________________

This Statement of Additional Information is not a prospectus but supplements and should be read in conjunction with the Fund's current Prospectus dated October 30, 1998. A copy of the Prospectus may be obtained by contacting the Fund at the address or telephone number shown above.

(R): This registered service mark used under license from the owner, Alliance Capital Management L.P.

_________________________________________________________________

               INVESTMENT OBJECTIVES AND POLICIES
_________________________________________________________________

         The Fund is a diversified, open-end investment company whose objectives are - in the following order of priority - safety of principal, excellent liquidity, and maximum current income to the extent consistent with the first two objectives. There can be no assurance, as is true with all investment companies, that the Fund's objectives will be achieved. The Fund pursues its objectives by maintaining a portfolio of the following investments diversified by maturities not exceeding 397 days:

         1. Issues of the United States Treasury, such as bills, certificates of indebtedness, notes and bonds. Such issues are supported by the full faith and credit of the U.S. Treasury.


         2. Repurchase agreements pertaining to the above securities. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the counterparty at an agreed-upon future date. The resale price is greater than the purchase price, reflecting an agreed-upon market rate which is effective for the period of time the buyer's money is invested in the security and which is not related to the
coupon rate on the purchased security.   Repurchase agreements
may be entered into with member banks of the Federal Reserve System or "primary dealers" (as designated by the Federal Reserve Bank of New York) in U.S. Government securities or with State Street Bank and Trust Company ("State Street Bank"), the Fund's Custodian. It is the Fund's current practice, which may be changed at any time without shareholder approval, to enter into repurchase agreements only with such primary dealers or State Street Bank. For each repurchase agreement, the Fund requires continual maintenance of the market value of the underlying collateral in amounts equal to, or in excess of, the agreement amount. While the maturities of the underlying collateral may exceed 397 days, the term of the repurchase agreement is always less than 397 days. In the event that a counterparty defaulted on its repurchase obligation, the Fund might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If the counterparty became bankrupt, the Fund might be delayed in selling the collateral. Repurchase agreements often are for short periods such as one day or a week, but may be longer. Repurchase agreements not terminable within seven days will be limited to no more than 10% of the Fund's assets. Pursuant to Rule 2a-7 under the Investment Company Act of 1940, as amended (the "Act"), a repurchase agreement is deemed to be an acquisition of the underlying securities, provided that the obligation of the seller to repurchase the securities from the money market fund is collateralized fully (as defined in such Rule). Accordingly, the counterparty of a fully collateralized repurchase agreement is deemed to be the issuer of the underlying securities.

         Reverse Repurchase Agreements. While the Fund has no present plans to do so, it may enter into reverse repurchase agreements, which have the characteristics of borrowing and which involve the sale of securities held by the Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment.


         When-Issued Securities. Certain new issues that the Fund is permitted to purchase are available on a "when-issued" basis. When so offered, the price, which is generally expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs from within ten days to one month after the purchase of the issue. During the period between purchase and settlement, no payment is made by the Fund to the issuer and, thus, no interest accrues to the Fund from the transaction. When-issued securities may be sold prior to the settlement date, but the Fund makes when-issued commitments only with the intention of actually acquiring the securities. To facilitate such acquisitions, the Fund's Custodian will maintain, in a separate account of the Fund, U.S. Government securities or other liquid high grade debt securities having value equal to or greater than commitments held by the Fund. Similarly, a separate account will be maintained to meet obligations in respect of reverse repurchase agreements. On delivery dates for such transactions, the Fund will meet its obligations from maturities or sales of the securities held in the separate account and/or from the available cash flow. If the Fund, however, chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it can incur a gain or loss. At the time the Fund makes the commitment to purchase a security on a when-issued basis, it records the transaction and reflects the value of the security in determining its net asset value. No when-issued commitments will be made if, as a result, more than 15% of the Fund's net assets would be committed.


         Floating and Variable Rate Obligations. The Fund may purchase floating and variable rate obligations, including floating and variable rate demand notes and bonds. The Fund may invest in variable and floating rate obligations whose interest rates are adjusted either at predesignated periodic intervals or whenever there is a change in the market rate to which the security's interest rate is tied. The Fund may also purchase floating and variable rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of 397 days, but which permit the holder to demand payment of principal and accrued interest at any time, or at specified intervals not exceeding 397 days, in each case upon not more than 30 days' notice.


         While there are many kinds of short-term securities used by money market investors, the Fund, in keeping with its primary investment objective of safety of principal, generally restricts its portfolio to the types of investments listed above. Net income to shareholders is aided both by the Fund's ability to make investments in large denominations and by its efficiencies of scale. Also, the Fund may seek to improve its income by selling certain portfolio securities prior to maturity in order to take advantage of yield of the Fund's investments tends to decrease during periods of rising interest rates and to increase during intervals of falling rates.


         Except as otherwise provided, the Fund's investment policies are not designated "fundamental policies" within the meaning of the Act and may, therefore, be changed by the Trustees of the Trust without a shareholder vote. However, the Fund will not change its investment policies without contemporaneous written notice to shareholders.

         Rule 2a-7 under the Act. The Fund will comply with Rule 2a-7 under the Act, as amended from time to time, including the diversification, quality and maturity limitations imposed by the Rule. To the extent that the Fund's limitations are more permissive than Rule 2a-7, the Fund will comply with the more restrictive provisions of the Rule.


         Currently, pursuant to Rule 2a-7, the Fund may invest only in U.S. dollar-denominated "Eligible Securities" (as that term is defined in the Rule) that have been determined by the Alliance Capital Management L.P. (the "Adviser") to present minimal credit risks pursuant to procedures approved by the Trustees. Generally, an Eligible Security is a security that
(i) has a remaining maturity of 397 days or less and (ii) is rated, or is issued by an issuer with short-term debt outstanding that is rated in one of the two highest rating categories by two nationally recognized statistical rating organizations ("NRSROs") or, if only one NRSRO has issued a rating, by that NRSRO ("the requisite NRSROs").Unrated securities may also be Eligible Securities if the Adviser determines that they are of comparable quality to a rated Eligible Security pursuant to guidelines approved by the Trustees. A description of the ratings of some

NRSROs appears in the Appendix attached hereto. Securities in which the Fund invests may be subject to liquidity or credit enhancements. These securities are generally considered to be Eligible Securities if the enhancement or the issuer of the enhancement has received the appropriate rating from the requisite NRSROs.


         Under Rule 2a-7 the Fund may not invest more than five percent of its assets in the first tier securities of any one issuer other than the United States Government, its agencies and instrumentalities. A first tier security is an Eligible Security that has received a short-term rating from the requisite NRSROs in the highest short-term rating category for debt obligations or is an unrated security deemed to be of comparable quality. Government Securities are also considered to be first tier securities. In addition, the Fund may not invest in a security that has received, or is deemed comparable in quality to a security that has received, the second highest rating by the requisite number of NRSROs (a "second tier security") if immediately after the acquisition thereof the Fund would have invested more than (A) the greater of one percent of its total assets or one million dollars in securities issued by that issuer which are second tier securities, or (B) five percent of its total assets in second tier securities.

_______________________________________________________________

                     INVESTMENT RESTRICTIONS
_______________________________________________________________

         The foregoing investment objectives and policies and the following restrictions may not, except as otherwise indicated, be changed without the approval of a majority of the Fund's outstanding shares. As used in this prospectus, the term "majority of the Fund's outstanding shares" means the affirmative vote of the holders of (a) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (b) more than 50% of the outstanding shares, whichever is less. If a percentage restriction is adhered to at the time of an investment, a later increase or decrease in percentage resulting from a change in value of portfolio securities or in amount of the Fund's assets will not constitute a violation of that restriction.

         The Fund:

         1. May not purchase any security which has a remaining maturity of more than 397 days from the date of the Fund's purchase;

         2. May not purchase securities other than marketable obligations of the United States Treasury, or repurchase agreements pertaining thereto;

         3. May not enter into repurchase agreements if, as a result thereof, more than 10% of the Fund's net assets would be subject to repurchase agreements not terminable within seven days (which may be considered to be illiquid) or with any one seller6 if, as a result thereof, more than 5% of the Fund's assets would be invested in repurchase agreements purchased from such seller; and may not enter into any reverse repurchase agreements if, as a result thereof, the Fund's obligations with respect to reverse repurchase agreements would exceed 10% of the Fund's assets;

         4. May not borrow money except from banks on a temporary basis or via entering into reverse repurchase agreements in aggregate amounts not to exceed 10% of the Fund's assets and to be used exclusively to facilitate the orderly maturation and sale of portfolio securities during any periods of abnormally heavy redemption requests, if they should occur; such borrowings may not be used to purchase investments and the Fund will not purchase any investment while any such borrowings exist;

         5. May not pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Fund except as may be necessary in connection with any borrowing mentioned above, including reverse repurchase agreements, and in an aggregate amount not to exceed 10% of the Fund's assets;

         6. May not make loans, provided that the Fund may purchase securities of the type referred to in paragraph 2 above and enter into repurchase agreements with respect thereto; or

         7. May not (a) make investments for the purpose of exercising control; (b) purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization; (c) invest in real estate (other than money market securities secured by real estate or interests therein or money market securities issued by companies which invest in real estate, or interests therein), commodities or commodity contracts, interests in oil, gas and other mineral exploration or other development programs; (d) purchase any restricted securities or securities on margin; (e) make short sales of securities or maintain a short position or write, purchase or sell puts, calls, straddles, spreads or combinations
_________________________

6Pursuant to Rule 2a-7, the seller of a fully collateralized repurchase agreement is deemed to be the issuer of the underlying securities.

thereof; (f) invest in securities of issuers (other than agencies and instrumentalities of the United States Government) having a record, together with predecessors, of less than three years of continuous operation if more than 5% of the Fund's assets would be invested in such securities; (g) purchase or retain securities of any issuers if those officers and trustees of the Fund and employees of the Adviser who own individually more than 1/2 of 1% of the outstanding securities of such issuer together own more than 5% of the securities of such issuer; or (h) act as an underwriter of securities.
_______________________________________________________________

                           MANAGEMENT
_______________________________________________________________

Trustees and Officers

         The Trustees and principal officers of the Trust and their primary occupations during the past five years are set forth below. Unless otherwise specified, the address of each such person is 1345 Avenue of the Americas, New York, New York 10105. Those Trustees whose names are preceded by an asterisk are "interested persons" of the Trust as determined under the Act. Each Trustee and officer is affiliated as such with one or more of the other registered investment companies that are advised by the Adviser.

Trustees


         7 DAVE H. WILLIAMS, 665, Chairman, is Chairman of the
Board of Directors of Alliance Capital Management Corporation
("ACMC"),8 sole general partner of the Adviser with which he has been associated since prior to 1993.


         **JOHN D. CARIFA, 53, is the President, Chief Operating
Officer and a Director of ACMC with which he has been associated since prior to 1993.


         SAM Y. CROSS, 71, was, since prior to December 1993,
Executive Vice President of The Federal Reserve Bank of New York
and manager for foreign operations for The Federal Reserve
_________________________

7An "interested person" of the Fund as defined in the Act. 8For purposes of this Statement of Additional Information,
 ACMC refers to Alliance Capital Management Corporation, the sole general partner of the Adviser, and to the predecessor general partner of the Adviser of the same name.

System. He is also a director of Fuji Bank and Trust Co. He is Executive-In-Residence at the School of International and Public
Affairs, Columbia University.  His address is 200 East 66th
Street, New York, New York 10021.


         CHARLES H. P. DUELL, 60, is President of Middleton Place Foundation with which he has been associated since prior to 1993. He is also a Director of GRC International, Inc., a Trustee Emeritus of the National Trust for Historic Preservation and serves on the Board of Architectural Review, City of Charleston. His address is Middleton Place Foundation, Ashley River Road, Charleston, South Carolina 29414.

         WILLIAM H. FOULK, JR., 66, is an Investment Adviser and an Independent Consultant. He was formerly Senior Manager of Barrett Associates, Inc., a registered investment adviser, with which he had been associated since prior to 1993. His address is 2 Greenwich Plaza, Suite 100, Greenwich, CT 06830.

         DAVID K. STORRS, 54, is President and Chief Executive Officer of Alternative Investment Group, LLC (an investment firm). He was formerly President of The Common Fund (investment management for educational institutions) with which he had been associated since prior to 1993. His address is 65 South Gate Road, Southport, Connecticut 06490.

         SHELBY WHITE, 60, is an author and financial journalist.
Her address is One Sutton Place South, New York, New York
10022.

Officers

         RONALD M. WHITEHILL - President, 60, is a Senior Vice
President of ACMC and President of Alliance Cash Management
Services with which he has been associated since 1993.

         KATHLEEN A. CORBET - Senior Vice President, 38, is an
Executive Vice President of ACMC with which she has been associated since prior to 1993.

         DREW BIEGEL - Senior Vice President, 47, is a Vice
President of ACMC with which he has been associated since prior to 1993.

         JOHN R. BONCZEK - Senior Vice President, 38, is a Vice
President of ACMC with which he has been associated since prior to 1993.

         ROBERT I. KURZWEIL - Senior Vice President, 47, has been a Vice President of ACMC since May 1994. Previously, he was Vice

President of Sales and Business Development for Automatic Data
Processing with which he had been associated since prior to 1993.

         WAYNE D. LYSKI - Senior Vice President, 57, is an
Executive Vice President of ACMC with which he has been associated since prior to 1993.

         PATRICIA NETTER - Senior Vice President, 47, is a Vice
President of ACMC with which she has been associated since prior to 1993.

         RAYMOND J. PAPERA - Senior Vice President, 42, is a
Senior Vice President of ACMC with which he has been associated since prior to 1993.

         KENNETH T. CARTY - Vice President, 37 is an Assistant
Vice President of ACMC with which he has been associated since prior to 1993.

         JOHN F. CHIODI, Jr. - Vice President, 32, is a Vice
President of ACMC with which he has been associated since prior to 1993.

         DORIS T. CILIBERTI - Vice President, 34, is an Assistant
Vice President of ACMC with which she has been associated since prior to 1993.

         MARIA R. CONA - Vice President, 43, is an Assistant Vice
President of ACMC with which she has been associated since prior to 1993.

         WILLIAM J. FAGAN - Vice President, 36, is an Assistant
Vice President of ACMC with which he has been associated since prior to 1993.

         JOSEPH R. LASPINA - Vice President, 38, is an Assistant
Vice President of ACMC with which he has been associated since prior to 1993.

         LINDA D. NEIL - Vice President, 38, is an Assistant Vice
President of ACMC with which she has been associated since prior to 1993.


         EDMUND P. BERGAN, Jr. - Secretary, 48, is a Senior Vice
President and the General Counsel of Alliance Fund Distributors,
Inc. ("AFD") and Alliance Fund Services, Inc. ("AFS") with which he has been associated since prior to 1993.

         MARK D. GERSTEN - Treasurer and Chief Financial Officer,
48, is a Senior Vice President of AFSwith which he has been associated since prior to 1993.

         VINCENT S. NOTO - Controller, 33, is an Assistant Vice
President of AFSwith which he has been associated since prior to 1993.

         ANDREW L. GANGOLF - Assistant Secretary, 44, is a Vice President and Assistant General Counsel of AFD with which he has been associated since December 1994. Prior thereto, he was Vice President and Assistant Secretary of Delaware Management Co., Inc.

         DOMENICK PUGLIESE - Assistant Secretary, 37, is a Vice President and Assistant General Counsel of AFD with which he has been associated since May 1995. Prior thereto, he was Vice President and Counsel of Concord Holding Corporation since 1994 and Vice President and Associate General Counsel of Prudential Securities since 1992.

         EMILIE D. WRAPP - Assistant Secretary, 42, is a Vice
President and Assistant General Counsel of AFD with which she has been associated since prior to 1993.

         As of October 9, 1998, the Trustees and officers as a group owned less than 1% of the shares of the Fund.

         The Fund does not pay any fees to, or reimburse expenses of, its Trustees who are considered "interested persons" of the Fund. The aggregate compensation paid by the Fund to each of the Trustees during its fiscal year ended June 30, 1998, the aggregate compensation paid to each of the Trustees during calendar year 1997 by all of the funds to which the Adviser provides investment advisory services (collectively, the "Alliance Fund Complex") and the total number of registered investment companies (and separate investment portfolios within those companies) in the Alliance Fund Complex with respect to which each of the Trustees serves as a director or trustee, are set forth below. Neither the Fund nor any other fund in the Alliance Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees.

                                                               Total Number
                                                Total Number   of Investment
                                                of Funds in    Portfolios
                                                the Alliance   Within the
                                                Fund Complex,  Funds,
                                 Compensation   Including the  Including the
                                 from the       Fund, as to    Fund, as to
                   Aggregate     Alliance Fund  which the      which the
                   Compensation  Complex,       Trustee is a   Trustee is a
Name of Trustee    from          Including      Director or    Director or
of the Fund        the Fund      the Fund       Trustee        Trustee
Dave H. Williams       $-0-        $-0-               6             15
John D. Carifa         $-0-        $-0-              53            118
Sam Y. Cross           $1,641      $ 12,000           3             12
Charles H.P. Duell     $1,641      $ 12,000           3             12
William H. Foulk, Jr.  $2,317      $144,250          48            113
David K. Storrs        $1,641      $ 12,000           3             12
Shelby White           $1,641      $ 12,000           3             12


The Adviser

         The Adviser, a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under an investment advisory agreement (the "Advisory Agreement") to provide investment advice and, in general, to conduct the management and investment program of the Fund under the supervision and control of the Fund's Trustees.

         The Adviser is a leading international investment manager supervising client accounts with assets as of June 30, 1998 of more than $262 billion (of which more than $107 billion represented the assets of investment companies). The Adviser's clients are primarily major corporate employee benefit funds, public employee retirement systems, investment companies, foundations and endowment funds. As of June 30, 1998, the Adviser was retained as an investment manager for employee benefit plan assets for 32 of the FORTUNE 100 companies. As of July 31, 1998, the Adviser and its subsidiaries employed approximately 2,000 employees who operated out of domestic offices and the offices of subsidiaries in Bahrain, Bangalore, Chennai, Istanbul, London, Madrid, Mumbai, Paris, Singapore, Tokyo and Toronto and affiliate offices located in Vienna, Warsaw, Hong Kong, Sao Paulo and Moscow. The 58 registered investment companies comprising more than 123 separate investment portfolios managed by the Adviser currently have more than 3.5 million shareholders.

         Alliance Capital Management Corporation, the sole general partner of, and the owner of a 1% general partnership interest in, the Adviser, is an indirect wholly-owned subsidiary of The Equitable Life Assurance Society of the United States ("Equitable"), one of the largest life insurance companies in the United States and a wholly-owned subsidiary of The Equitable Companies Incorporated ("ECI"). ECI is a holding company controlled by AXA-UAP ("AXA"), a French insurance holding company which at March 31, 1998, beneficially owned approximately 59% of the outstanding voting shares of ECI. As of June 30, 1998, ACMC, Inc. and Equitable Capital Management Corporation, each a wholly-owned direct or indirect subsidiary of Equitable, together with Equitable, owned in the aggregate approximately 57% of the issued and outstanding units representing assignments of beneficial ownership of limited partnership interests in the Adviser.

         AXA is a holding company for an international group of insurance and related financial services companies. AXA's insurance operations include activities in life insurance, property and casualty insurance and reinsurance. The insurance operations are diverse geographically, with activities principally in Western Europe, North America and the Asia/Pacific area. AXA is also engaged in asset management, investment banking, securities trading, brokerage, real estate and other financial services activities principally in the United States, as well as in Western Europe and the Asia/Pacific area.

         Based on information provided by AXA, as of March 31, 1998 more than 30% of the voting power of AXA was controlled directly and indirectly by FINAXA, a French holding company. As of March 31, 1998 more than 74% of the voting power of FINAXA was controlled directly and indirectly by four French mutual insurance companies (the "Mutuelles AXA"), one of which, AXA Assurances I.A.R.D. Mutuelle, itself controlled directly and indirectly more than 42% of the voting power of FINAXA. Acting as a group, the Mutuelles AXA control AXA and FINAXA.

         Under the Advisory Agreement, the Adviser provides investment advisory services and order placement facilities for the Fund and pays all compensation of Trustees of the Trust who are affiliated persons of the Adviser. The Adviser or its affiliates also furnish the Fund without charge with management supervision and assistance and office facilities. Under the Advisory Agreement, the Fund pays an advisory fee at an annual rate of .50 of 1% of up to $1.25 billion of the average daily value of the Fund's net assets, .49 of 1% of the next
$.25 billion of such assets, .48 of 1% of the next $.25 billion of such assets, .47 of 1% of the next $.25 billion of such assets, .46 of 1% of the next $1 billion of such assets and .45 of 1% of the average daily net assets of the Fund in excess of $3 billion. The fee is accrued daily and paid monthly. The

Adviser has agreed to reimburse the Fund to the extent that its net expenses (excluding taxes, brokerage, interest and extraordinary expenses) exceed 1% of its average daily net assets for any fiscal year. The Adviser also voluntarily agreed to reimburse the Portfolio from March 27, 1995 to April 25, 1996 for expenses exceeding .80 of 1% of its average daily net assets, from April 26, 1996 to October 26, 1997 for expenses exceeding
 .85 of 1% of its average daily net assets, and from October 27, 1997 to November 19, 1997 for expenses exceeding .90% of its average daily net assets. Accordingly, for the fiscal periods ended June 30, 1996, 1997 and 1998, the Adviser received from the Fund advisory fees of $2,681,355, $3,339,651 and $3,597,041, respectively (net of reimbursements). In accordance with the Distribution Services Agreement described below, the Fund may pay a portion of advertising and promotional expenses in connection with the sale of shares of the Fund. The Fund also pays for printing of prospectuses and other reports to shareholders and all expenses and fees related to registration and filing with the Securities and Exchange Commission (the "Commission") and with state regulatory authorities. The Fund pays all other expenses incurred in its operations, including the Adviser's management fees; custody, transfer and dividend disbursing expenses; legal and auditing costs; clerical, administrative accounting, and other office costs; fees and expenses of Trustees who are not affiliated with the Adviser; costs of maintenance of the Trust's existence; and interest charges, taxes, brokerage fees, and commissions. As to the obtaining of clerical and accounting services not required to be provided to the Fund by the Adviser under the Advisory Agreement, the Fund may employ its own personnel. For such services, it also may utilize personnel employed by the Adviser; if so done, the services are provided to the Fund at cost and the payments therefor must be specifically approved in advance by the Trustees. The Fund paid to the Adviser a total of $127,000, $131,000 and $131,500 for such services for the fiscal years ended June 30, 1996, 1997 and 1998, respectively.

         The Fund has made arrangements with certain broker-dealers, including Donaldson, Lufkin & Jenrette Securities Corporation and its Pershing Division, affiliates of the Adviser, whose customers are Fund shareholders pursuant to which payments are made to such broker-dealers performing recordkeeping and shareholder servicing functions. Such functions may include opening new shareholder accounts, processing purchase and redemption transactions, and responding to inquiries regarding the Fund's current yield and the status of shareholder accounts. The Fund pays fully disclosed and omnibus broker dealers (including Pershing) for such services. The Fund may also pay for the electronic communications equipment maintained at the broker-dealers' offices that permits access to the Fund's computer files and, in addition, reimburses fully-disclosed broker-dealers at cost for personnel expenses involved in providing such services. All such payments must be approved or ratified by the Trustees. For the years ended June 30, 1996, 1997 and 1998, the Fund reimbursed such broker-dealers a total of $111,603, $132,648 and $547,713, respectively.

         The Advisory Agreement became effective on July 22, 1992. Continuance of the Advisory Agreement until June 30, 1999 was approved by the vote, cast in person by all the Trustees of the Trust who neither were interested persons of the Trust nor had any direct or indirect financial interest in the Agreement or any related agreement, at a meeting called for that purpose on June 9, 1998.

         The Advisory Agreement will remain in effect thereafter from year to year provided that such continuance is specifically approved annually by a vote of a majority of the outstanding shares of the Fund or by the Fund's Trustees, including in either case approval by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons as defined in the Act. The Advisory Agreement may be terminated without penalty on 60 days' written notice at the option of either party or by a vote of the outstanding voting securities of the Fund; it will automatically terminate in the event of assignment. The Adviser is not liable for any action or inaction in regard to its obligations under the Advisory Agreement as long as it does not exhibit willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations.

Distribution Services Agreement

         Rule 12b-1 under the Act permits an investment company to directly or indirectly pay expenses associated with the distribution of its shares in accordance with a duly adopted and approved plan. The Fund has entered intoa Distribution Services Agreement (the "Agreement") which includes a plan adopted pursuant to Rule 12b-1 (the "Plan") with AFD (the "Distributor") which applies to both Series of the Trust. Pursuant to the Plan, the Fund makes payments each month to AFD in an amount that will not exceed, on an annualized basis, .25 of 1% of the Fund's aggregate average daily net assets. In addition, under the Agreement the Distributor makes payments for distribution assistance and for administrative, accounting and other services from its own resources which may include the management fee paid by the Fund.

         Payments under the Agreement are used in their entirety for (i) payments to broker-dealers and other financial intermediaries, including the Distributor and Donaldson, Lufkin & Jenrette Securities Corporation and its Pershing Division, affiliates of the Adviser, for distribution assistance and to banks and other depository institutions for administrative and accounting services, and (ii) otherwise promoting the sale of shares of the Fund such as by paying for the preparation, printing and distribution of prospectuses and other promotional materials sent to existing and prospective shareholders and by directly or indirectly purchasing radio, television, newspaper and other advertising. In approving the Agreement the Trustees determined that there was a reasonable likelihood that the Agreement would benefit the Fund and its shareholders. For the year ended June 30, 1998, the Fund made payments to the Distributor for expenditures under the Agreement in amounts aggregating $1,480,891 which constituted .20% at an annual rate of the Fund's average daily net assets during the period, and the Adviser made payments from its own resources as described above aggregating $1,999,683. Of the $3,480,574 paid by the Adviser and the Fund under the Agreement, $68,000 was paid for advertising, printing, and mailing of prospectuses to persons other than current shareholders; and $3,412,574 was paid to broker-dealers and other financial intermediaries for distribution assistance.

         The administrative, accounting and other services provided by broker-dealers, depository institutions and other financial intermediaries may include, but are not limited to, establishing and maintaining shareholder accounts, sub-accounting, processing of purchase and redemption orders, sending confirmations of transactions, forwarding financial reports and other communications to shareholders and responding to shareholder inquiries regarding the Fund. As interpreted by courts and administrative agencies, certain laws and regulations limit the ability of a bank or other depository institution to become an underwriter or distributor of securities. However, in the opinion of the Fund's management based on the advice of counsel, these laws and regulations do not prohibit such depository institutions from providing other services for investment companies such as the administrative, accounting and other services described above. The Trustees will consider appropriate modifications to the Fund's operations, including discontinuance of payments under the Agreement to banks and other depository institutions, in the event of any future change in such laws or regulations which may affect the ability of such institutions to provide the above-mentioned services.

         The Treasurer of the Trust reports the amounts expended under the Agreement and the purposes for which such expenditures were made to the Trustees on a quarterly basis. Also, the Agreement provides that the selection and nomination of disinterested Trustees (as defined in the Act) are committed to the discretion of the disinterested Trustees then in office. The Agreement was initially approved for the Fund by the Trustees at a meeting held on June 14, 1993. Continuance of the Agreement until June 30, 1999 was approved by the vote, cast in person by all the Trustees of the Fund who neither were interested persons of the Fund nor had any direct or indirect financial interest in the Agreement or any related agreement, at a meeting called for that purpose on June 9, 1998. The Agreement may be continued annually thereafter if approved by a majority vote of the Trustees who neither are interested persons of the Trust nor have any direct or indirect financial interest in the Agreement or in any related agreement, cast in person at a meeting called for that purpose.

         All material amendments to the Agreement must be approved by a vote of the Trustees, including a majority of the disinterested Trustees, cast in person at a meeting called for that purpose, and the Agreement may not be amended in order to increase materially the costs which the Fund may bear pursuant to the Agreement without the approval of a majority of the outstanding shares of the Fund. The Agreement may also be terminated at any time by a majority vote of the disinterested Trustees, or by a majority of the outstanding shares of the Fund or by the Distributor. Any agreement with a qualifying broker-dealer or other financial intermediary may be terminated without penalty on not more than sixty days' written notice by a vote of the majority of non-party Trustees, by a vote of a majority of the outstanding shares of the Fund, or by the Distributor and will terminate automatically in the event of its assignment.

         The Agreement is in compliance with rules of the National Association of Securities Dealers, Inc. (the "NASD") which became effective July 7, 1993 and which limit the annual asset-based sales charges and service fees that a mutual fund may impose to .75% and .25%, respectively, of average annual net assets.

_______________________________________________________________

                PURCHASE AND REDEMPTION OF SHARES
_______________________________________________________________

         Generally, shares of the Fund are sold and redeemed on a continuous basis without sales or redemption charges at their net asset value which is expected to be constant at $1.00 per share, although this price is not guaranteed.

    Accounts Not Maintained Through Financial Intermediaries

Opening Accounts -- New Investments

    A. When Funds are Sent by Wire (the wire method permits immediate credit)

         1) Telephone the Fund toll-free at (800) 824-1916. The Fund will ask for the name of the account as you wish it to be registered, address of the account, and taxpayer identification number (social security number for an individual). The Fund will then provide you with an account number.

         2)   Instruct your bank to wire Federal funds (minimum
              $1,000) exactly as follows:

              ABA 0110 0002-8
              State Street Bank and Trust Company
              DDA 9903-279-9
              Attention:  Mutual Funds Division
              Alliance Treasury Reserves

              Your account name as registered with the Fund
              Your account number as registered with the Fund

         3)   Mail a completed Application Form to:

              Alliance Fund Services, Inc.
              P.O. Box 1520
              Secaucus, New Jersey  07096-1520

    B.   When Funds are Sent by Check

         1)   Fill out an Application Form.

         2) Mail the completed Application Form along with your check or negotiable bank draft (minimum $1,000), payable to "Alliance Treasury Reserves," to Alliance Fund Services, Inc. as in A(3) above.

Subsequent Investments

    A.   Investments by Wire (to obtain immediate credit)

         Instruct your bank to wire Federal funds (minimum $100) to State Street Bank and Trust Company ("State Street Bank") as in A(2) above.

    B.   Investments by Check

         Mail your check or negotiable bank draft (minimum $100), payable to "Alliance Treasury Reserves," to Alliance Fund
Services, Inc. as in A(3) above.

         Include with the check or draft the "next investment" stub from one of your previous monthly or interim account statements. For added identification, place your Fund account number on the check or draft.

Investments Made by Check

         Money transmitted by a check drawn on a member of the Federal Reserve System is converted to Federal funds in one business day following receipt and, thus, is then invested in the Fund. Checks drawn on banks which are not members of the Federal Reserve System may take longer to be converted and invested. All payments must be in United States dollars.

         PROCEEDS FROM ANY SUBSEQUENT REDEMPTION BY YOU OF FUND SHARES THAT WERE PURCHASED BY CHECK OR ELECTRONIC FUNDS TRANSFER WILL NOT BE FORWARDED TO YOU UNTIL THE FUND IS REASONABLY ASSURED THAT YOUR CHECK OR ELECTRONIC FUNDS TRANSFER HAS CLEARED, UP TO FIFTEEN DAYS FOLLOWING THE PURCHASE DATE. If the redemption request during such period is in the form of a Fund check, the check will be marked "insufficient funds" and be returned unpaid to the presenting bank.

Redemptions

    A.   By Telephone

         You may withdraw any amount from your account on any Fund business day (i.e., any weekday exclusive of days on which the New York Stock Exchange or State Street Bank is closed) between 9:00 a.m. and 5:00 p.m. (Eastern time) via orders given to AFS by telephone toll-free (800) 824-1916. Such redemption orders must include your account name as registered with the Fund and the account number.

         If your telephone redemption order is received by AFS prior to 12:00 Noon (Eastern time), we will send the proceeds in Federal funds by wire to your designated bank account that day. The minimum amount for a wire is $1,000. If your telephone redemption order is received by AFS after 12:00 Noon and before 4:00 p.m., we will wire the proceeds the next business day. You also may request that proceeds be sent by check to your designated bank. Redemptions are made without any charge to you.

         During periods of drastic economic or market developments, such as the market break of October 1987, it is possible that shareholders would have difficulty in reaching AFS by telephone (although no such difficulty was apparent at any time in connection with the 1987 market break). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to AFS at the address shown on the cover of this Statement of Additional Information. The Fund reserves the right to suspend or terminate its telephone redemption service at any time without notice. Neither the Fund nor the Adviser, or AFS will be responsible for the authenticity of telephone requests for redemptions that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for redemptions are genuine, including among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Selected dealers or agents may charge a commission for handling telephone requests for redemptions.

    B.   By Checkwriting

         With this service, you may write checks made payable to any payee. Checks cannot be written for more than the principal balance (not including any accrued dividends) in your account. First, you must fill out the Signature Card which is with the Application Form. If you wish to establish this checkwriting service subsequent to the opening of your Fund account, contact the Fund by telephone or mail. There is no separate charge for the checkwriting service, except that State Street Bank may impose charges for checks which are returned unpaid because of insufficient funds or for checks upon which you have placed a stop order. There is currently a $7.50 charge for check reorders.

The checkwriting service enables you to receive the daily dividends declared on the shares to be redeemed until the day that your check is presented to State Street Bank for payment.

    C.   By Mail

         You may withdraw any amount from your account at any time by mail. Written orders for withdrawal, accompanied by duly endorsed certificates, if issued, should be mailed to Alliance Fund Services, Inc., P.O. Box 1520, Secaucus, New Jersey 07096-1520. Such orders must include the account name as registered with the Fund and the account number. All written orders for redemption, and accompanying certificates, if any, must be signed by all owners of the account with the signatures guaranteed by an institution which is an "eligible guarantor" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended.

_______________________________________________________________

                     ADDITIONAL INFORMATION
_______________________________________________________________

         Shareholders maintaining Fund accounts through brokerage firms and other institutions should be aware that such institutions necessarily set deadlines for receipt of transaction orders from their clients that are earlier than the transaction times of the Fund itself so that the institutions may properly process such orders prior to their transmittal to State Street Bank. Should an investor place a transaction order with such an institution after its deadline, the institution may not effect the order with the Fund until the next business day.
Accordingly, an investor should familiarize himself with the deadlines set by his institution. (For example, the Distributor accepts purchase orders from its customers up to 2:15 p.m. (Eastern time) for issuance at the 4:00 p.m. (Eastern time) transaction time and price.) A brokerage firm acting on behalf of a customer in connection with transactions in Fund shares is subject to the same legal obligations imposed on it generally in connection with transactions in securities for a customer, including the obligation to act promptly and accurately.

         Orders for the purchase of Fund shares become effective at the next transaction time after Federal funds or bank wire monies become available to State Street Bank for a shareholder's investment. Federal funds are a bank's deposits in a Federal Reserve Bank. These funds can be transferred by Federal Reserve wire from the account of one member bank to that of another member bank on the same day and are considered to be immediately available funds; similar immediate availability is accorded monies received at State Street Bank by bank wire. Money transmitted by a check drawn on a member of the Federal Reserve System is converted to Federal funds in one business day following receipt. Checks drawn on banks which are not members of the Federal Reserve System may take longer. All payments (including checks from individual investors) must be in United States dollars.

         All shares purchased are confirmed to each shareholder and are credited to his account at the net asset value. To avoid unnecessary expense to the Fund and to facilitate the immediate redemption of shares, share certificates, for which no charge is made, are not issued except upon the written request of a shareholder. Certificates are not issued for fractional shares. Shares for which certificates have been issued are not eligible for any of the optional methods of withdrawal; namely, the telephone, telegraph, checkwriting or periodic redemption procedures. The Fund reserves the right to reject any purchase order.

         Arrangements for Telephone Redemptions. If you wish to use the telephone redemption procedure, indicate this on your Application Form and designate a bank and account number to receive the proceeds of your withdrawals. If you decide later that you wish to use this procedure, or to change instructions already given, send a written notice to Alliance Fund Services, Inc., P.O. Box 1520, Secaucus, New Jersey 07096-1520, with your signature guaranteed by an institution which is an eligible guarantor. For joint accounts, all owners must sign and have their signatures guaranteed.

         Automatic Investment Program. A shareholder may purchase shares of the Fund through an automatic investment program through a bank that is a member of the National Automated Clearing House Association. Purchases can be made on a Fund business day each month designated by the shareholder. Shareholders wishing to establish an automatic investment program should write or telephone the Fund or AFS at (800) 221-5672.

         Retirement Plans. The Fund's objectives of safety of principal, excellent liquidity and maximum current income to the extent consistent with the first two objectives may make it a suitable investment vehicle for part or all of the assets held in various tax-deferred retirement plans. The Fund has available forms of individual retirement account (IRA), simplified employee pension plans (SEP), 403(b)(7) plans and employer-sponsored retirement plans (Keogh or HR10 Plan). Certain services described in this prospectus may not be available to retirement accounts and plans. Persons desiring information concerning these plans should write or telephone the Fund or AFS at
(800) 221-5672.

         The Alliance Plans Division of Frontier Trust Company, a subsidiary of The Equitable Life Assurance Society of the United States, is the custodian under these plans. The custodian charges a nominal account establishment fee and a nominal annual maintenance fee. A portion of such fees is remitted to AFS to compensate that organization for services rendered to retirement plan accounts maintained with the Fund.

         Periodic Distribution Plans. Without affecting your right to use any of the methods of redemption described above, by checking the appropriate boxes on the Application Form, you may elect to participate additionally in the following plans without any separate charge. Under the Income Distribution Plan you receive monthly payments of all the income earned in your Fund account, with payments forwarded by check or electronically via the Automated Clearing House ("ACH") network shortly after the close of the month. Under the Systematic Withdrawal Plan, you may request payments by check or electronically via the ACH network in any specified amount of $50 or more each month or in any intermittent pattern of months. If desired, you can order, via a signature-guaranteed letter to the Fund, such periodic payments to be sent to another person. Shareholders wishing either of the above plans electronically through the ACH network should write or telephone the Fund or AFS at (800) 221-5672.

         The Fund has the right to close out an account if it has a zero balance on December 31 and no account activity for the first six months of the subsequent year. Therefore, unless this has occurred, a shareholder with a zero balance, when reinvesting, should continue to use his account number. Otherwise, the account should be re-opened pursuant to procedures described above or through instructions given to a financial intermediary.

         A "business day," during which purchases and redemptions of Fund shares can become effective and the transmittal of redemption proceeds can occur, is considered for Fund purposes as any weekday exclusive of New Year's Day, Martin Luther King, Jr. Day, President's Day (observed), Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day; if one of these holidays falls on a Saturday or Sunday, purchases and redemptions will likewise not be processed on the preceding Friday or the following Monday, respectively.
On any such day that is an official bank holiday in Massachusetts, neither purchases nor wired redemptions can become effective because Federal funds cannot be received or sent by State Street Bank. On such days, therefore, the Fund can only accept redemption orders for which shareholders desire remittance by check. The right of redemption may be suspended or the date of a redemption payment postponed for any period during which the New York Stock Exchange is closed (other than customary weekend and holiday closings), when trading on the New York Stock Exchange is restricted, or an emergency (as determined by the Commission) exists, or the Commission has ordered such a suspension for the protection of shareholders. The value of a shareholder's investment at the time of redemption may be more or less than his cost, depending on the market value of the securities held by the Fund at such time and the income earned.

_______________________________________________________________

        DAILY DIVIDENDS--DETERMINATION OF NET ASSET VALUE
_______________________________________________________________

         All net income of the Fund is determined after the close of each business day, currently 4:00 p.m. Eastern time (and at such other times as the Trustees may determine) and is paid immediately thereafter pro rata to shareholders of record via automatic investment in additional full and fractional shares in each shareholder's account at the rate of one share for each dollar distributed. As such additional shares are entitled to dividends on following days, a compounding growth of income occurs.

         Net income consists of all accrued interest income on Fund portfolio assets less the Fund's expenses applicable to that dividend period. Realized gains and losses are reflected in net asset value and are not included in net income. Net asset value per share is expected to remain constant at $1.00 since all net income is declared as a dividend each time net income is determined.

         The valuation of the Fund's portfolio securities is based upon their amortized cost which does not take into account unrealized securities gains or losses as measured by market valuations. The amortized cost method involves valuing an instrument at its cost and thereafter applying a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. During periods of declining interest rates, the daily yield on shares of the Fund may be higher than that of a fund with identical investments utilizing a method of valuation based upon market prices for its portfolio instruments; the converse would apply in a period of rising interest rates.

         The Fund utilizes the amortized cost method of valuation of portfolio securities in accordance with the provisions of Rule 2a-7 under the Act. Pursuant to such rule, the Fund maintains a dollar-weighted average portfolio maturity of 90 days or less and invests only in securities of high quality. The Fund also purchases instruments which, at the time of investment, have remaining maturities of no more than 397 days or such greater length of time as may be permitted from time to time pursuant to Rule 2a-7. The Fund maintains procedures designed to stabilize, to the extent reasonably possible, the price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of the Fund's portfolio holdings by the Trustees to the extent required by Rule 2a-7 under the Act at such intervals as they deem appropriate to determine whether and to what extent the net asset value of the Fund calculated by using available market quotations or market equivalents deviates from net asset value based on amortized cost. If such deviation exceeds 1/2 of 1%, the Trustees will promptly consider what action, if any, should be initiated. In the event the Trustees determine that such a deviation may result in material dilution or other unfair results to new investors or existing shareholders, they will consider corrective action which might include (1) selling instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity;
(2) withholding dividends of net income on shares; or

(3) establishing a net asset value per share using available market quotations or equivalents. There can be no assurance, however, that the Fund's net asset value per share will remain constant at $1.00.

         The net asset value of the shares is determined each business day at 12:00 Noon and 4:00 p.m. (Eastern time). The net asset value per share is calculated by taking the sum of the value of the Fund's investments and any cash or other assets, subtracting liabilities, and dividing by the total number of shares outstanding. All expenses, including the fees payable to the Adviser, are accrued daily.

_______________________________________________________________

                              TAXES
_______________________________________________________________

         The Fund has qualified in each fiscal year to date and intends to qualify in each future year to be taxed as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code") and, as such, will not be liable for Federal income and excise taxes on the net income and capital gains distributed to its shareholders. Since the Fund intends to distribute all of its net income and capital gains, the Fund itself should thereby avoid all Federal income and excise taxes.

         For shareholders' Federal income tax purposes, all distributions by the Fund out of interest income and net realized short-term capital gains are treated as ordinary income and distributions of long-term capital gains, if any, are treated as long-term capital gains irrespective of the length of time the shareholder held shares in the Fund. Since the Fund derives nearly all of its gross income in the form of interest and the balance in the form of short-term capital gains, it is expected that for corporate shareholders, none of the Fund's distributions will be eligible for the dividends-received deduction under current law.

_______________________________________________________________

                       GENERAL INFORMATION
_______________________________________________________________

         Portfolio Transactions. Subject to the general supervision of the Trustees of the Trust, the Adviser is responsible for the investment decisions and the placing of the orders for portfolio transactions for the Fund. Because the Fund invests in securities with short maturities, there may be a relatively high portfolio turnover rate. However, the turnover rate does not have an adverse effect upon the net yield and net asset value of the Fund's shares since the Fund's portfolio transactions occur primarily with issuers, underwriters or major dealers in money market instruments acting as principals. Such transactions are normally on a net basis which do not involve payment of brokerage commissions. The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriters; transactions with dealers normally reflect the spread between bid and asked prices.

         The Fund has no obligations to enter into transactions in portfolio securities with any dealer, issuer, underwriter or other entity. In placing orders, it is the policy of the Fund to obtain the best price and execution for its transactions. Where best price and execution may be obtained from more than one dealer, the Adviser may, in its discretion, purchase and sell securities through dealers who provide research, statistical and other information to the Adviser. Such services may be used by the Adviser for all of its investment advisory accounts and, accordingly, not all such services may be used by the Adviser in connection with the Fund. The supplemental information received from a dealer is in addition to the services required to be performed by the Adviser under the Advisory Agreement, and the expenses of the Adviser will not necessarily be reduced as a result of the receipt of such information. For the fiscal years ended June 30, 1996, 1997 and 1998, the Fund paid no brokerage commissions.

         Capitalization. All shares of the Trust, when issued, are fully paid and non-assessable. The Trustees are authorized to reclassify and issue any unissued shares to any number of additional classes or series without shareholder approval. Accordingly, the Trustees, in the future, for reasons such as the desire to establish one or more additional portfolios with different investment objectives, policies or restrictions, may create additional classes or series of shares. Any issuance of shares of another class would be governed by the Act and the law of the Commonwealth of Massachusetts. Shares of each portfolio are normally entitled to one vote for all purposes. Generally, shares of all portfolios vote as a single series for the election of Trustees and on any other matter that affected all portfolios in substantially the same manner. As to matters affecting each portfolio differently, such as approval of the Advisory Agreement and changes in investment policy, shares of each portfolio vote as separate series. Certain procedures for the removal by shareholders of trustees of investment trusts, such as the Trust, are set forth in Section 16(c) of the Act.

         At October 9, 1998, there were 796,431,541 shares of beneficial interest of the Fund outstanding. To the knowledge of the Fund the following persons owned of record and no person owned beneficially, 5% or more of the outstanding shares of the Portfolio as of October 9, 1998:


                                       No. of         % of
                                       Shares         Class

Pershing As Agent                      489,891,912    61.5%
Omnibus Account
For Exclusive Benefit of Customers
1 Pershing Plaza
Jersey City, NJ  07399-0022

         Shareholder Liability. Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Fund and requires that the Trustees use their best efforts to ensure that notice of such disclaimer be given in each note, bond, contract, instrument, certificate or undertaking made or issued by the Trustees or officers of the Trust. The Agreement and Declaration of Trust provides for indemnification out of the property of the Fund for all loss and expense of any shareholder of the Fund held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. In the view of the Adviser, such risk is not material.

         Legal Matters. The legality of the shares offered hereby has been passed upon by Seward & Kissel, New York, New
York, counsel for the Fund and the Adviser. Seward & Kissel has relied upon the opinion of Sullivan & Worcester, Boston, Massachusetts, for matters relating to Massachusetts law.

         Accountants. An opinion relating to the Fund's financial statements is given herein by McGladrey & Pullen, LLP, New York, New York, independent auditors for the Trust.

         Yield Quotations. Advertisements containing yield quotations for the Fund may from time to time be sent to investors or placed in newspapers, magazines or other media on behalf of the Fund. These advertisements may quote performance rankings, ratings or data from independent organizations or financial publications such as Lipper Analytical Services, Inc., Morningstar, Inc., IBC's Money Fund Report, IBC's Money Market Insight or Bank Rate Monitor or compare the Fund's performance to bank money market deposit accounts, certificates of deposit or various indices. Such yield quotations are calculated in accordance with the standardized method referred to in Rule 482 under the Securities Act of 1933. Yield quotations are thus determined by (i) computing the net change over a seven-day period, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of such period, (ii) dividing the net change in account value by the value of the account at the beginning of such period, and (iii) multiplying such base period return the result by (365/7)--with the resulting yield figure carried to the nearest hundredth of one percent. The Fund's effective annual yield represents a compounding of the annualized yield according to the following formula:

         effective yield = [(base period return + 1)365/7] - 1

         The Fund's yield for the seven-day period ended June 30, 1998, after expense reimbursement, was 4.30% which is the equivalent of a 4.39% compounded effective yield. Absent such reimbursement, the annualized yield for such period would have been 4.24%, equivalent to an effective yield of 4.33%. Current yield information for the Fund can be obtained by a recorded message by telephoning toll-free at (800) 221-9513.

         Additional Information. This Statement of Additional Information does not contain all the information set forth in the Registration Statement filed by the Fund with the Commission under the Securities Act of 1933. Copies of the Registration Statement may be obtained at a reasonable charge from the Commission or may be examined, without charge, at the Commission's offices in Washington, D.C.

ALLIANCE TREASURY RESERVES


ALLIANCE CAPITAL



ANNUAL REPORT
JUNE 30, 1998



STATEMENT OF NET ASSETS
JUNE 30, 1998                                        ALLIANCE TREASURY RESERVES
_______________________________________________________________________________

PRINCIPAL
AMOUNT
(000)     SECURITY                                  YIELD            VALUE
-------------------------------------------------------------------------------
          U.S. GOVERNMENT OBLIGATIONS-71.5%
          U.S. TREASURY NOTES-59.5%
$ 40,000  4.75%, 8/31/98                             5.05%   $  39,967,717
  20,000  5.50%, 11/15/98                            5.25       20,004,491
  20,000  5.63%, 11/30/98                            5.46       20,008,140
  20,000  5.75%, 12/31/98                            5.45       20,024,781
  30,000  5.88%, 8/15/98                             5.11       30,015,510
  90,000  6.00%, 9/30/98                             5.30       90,127,672
 100,000  6.13%, 8/31/98                             5.20      100,122,350
 120,000  6.25%, 7/31/98                             5.21      120,091,832
                                                             -------------
                                                               440,362,493

          U.S. TREASURY BILLS-12.0%
  10,000  8/20/98                                    5.00        9,931,181
  10,000  9/10/98                                    5.05        9,901,586
  10,000  7/23/98                                    5.07        9,969,322
  10,000  9/17/98                                    5.08        9,891,342
  10,000  9/17/98                                    5.15        9,889,825
  10,000  11/19/98                                   5.21        9,800,642
  10,000  12/10/98                                   5.24        9,770,275
  10,000  12/10/98                                   5.26        9,769,375
  10,000  12/17/98                                   5.28        9,758,705
                                                             -------------
                                                                88,682,253

          Total U.S. Government Obligations
          (amortized cost $529,044,746)                        529,044,746

          REPURCHASE AGREEMENTS-28.0%
          CHASE SECURITIES, INC.
  30,000  5.55%, dated 6/30/98,
          due 7/01/98 in the amount of
          $30,004,625 (cost $30,000,000;
          collateralized by $18,645,000
          U.S. Treasury Bond,
          11.25%, 2/15/15,
          value $30,663,734) (a)                     5.55       30,000,000
          CIBC/WOOD GUNDY, INC.
  30,000  5.55%, dated 6/30/98,
          due 7/01/98 in the amount of
          $30,004,625 (cost $30,000,000;
          collateralized by $18,871,000
          U.S. Treasury Bond,
          13.25%, 5/15/14,
          value $30,512,945) (a)                     5.55       30,000,000
          DRESDNER BANK
  25,000  5.50%, dated 6/30/98,
          due 7/01/98 in the amount of
          $25,003,819 (cost $25,000,000;
          collateralized by $22,494,000
          U.S. Treasury Note,
          7.50%, 2/15/05,
          value $25,552,937) (a)                     5.50       25,000,000
          GOLDMAN SACHS & CO.
  18,000  5.46%, dated 6/30/98,
          due 7/21/98 in the amount of
          $18,057,330 (cost $18,000,000;
          collateralized by $13,945,000
          U.S. Treasury Bond,
          8.125%, 8/15/19,
          value $18,446,809) (a)                     5.46       18,000,000
          J.P. MORGAN & CO.
  25,000  5.50%, dated 6/30/98,
          due 7/01/98 in the amount of
          $25,003,819 (cost $25,000,000;
          collateralized by $20,259,000
          U.S. Treasury Bond,
          10.375%, 11/15/09,
          value $25,598,523) (a)                     5.50       25,000,000
          MORGAN STANLEY GROUP, INC.
  18,000  5.46%, dated 6/30/98,
          due 7/28/98 in the amount of
          $18,076,440 (cost $18,000,000;
          collateralized by $13,080,000
          U.S. Treasury Bond,
          8.750%, 8/15/20,
          value $18,413,860) (a)                     5.46       18,000,000
          SALOMON SMITH BARNEY
  18,000  5.46%, dated 6/30/98,
          due 7/01/98 in the amount of
          $18,002,730 (cost $18,000,000;
          collateralized by $15,055,000
          U.S. Treasury Bond,
          7.250%, 8/15/22,
          value $18,416,590)                         5.46       18,000,000


1


STATEMENT OF NET ASSETS (CONTINUED)                  ALLIANCE TREASURY RESERVES
_______________________________________________________________________________

PRINCIPAL
AMOUNT
(000)     SECURITY                                  YIELD            VALUE
-------------------------------------------------------------------------------
          SBC WARBURG, INC.
$ 35,000  5.70%, dated 6/30/98,
          due 7/01/98 in the amount of
          $35,005,542 (cost $35,000,000;
          collateralized by $26,396,000
          U.S. Treasury Bond,
          8.75%, 5/15/17,
          value $35,834,722) (a)                     5.70%   $  35,000,000
          STATE STREET BANK AND TRUST CO.
   8,300  5.50%, dated 6/30/98,
          due 7/01/98 in the amount of
          $8,301,268 (cost $8,300,000;
          collateralized by $7,210,000
          U.S. Treasury Bond,
          7.25%, 5/15/16,
          value $8,470,625) (a)                      5.50        8,300,000

          Total Repurchase Agreements
          (amortized cost $207,300,000)                        207,300,000

          TOTAL INVESTMENTS-99.5%
          (amortized cost $736,344,746)                        736,344,746
          Other assets less liabilities-0.5%                     3,711,399

          NET ASSETS-100%
          (offering and redemption
          price of $1.00 per share;
          740,057,194 shares outstanding)                    $ 740,056,145


(a)  Repurchase agreements which are terminable within 7 days.

     See notes to financial statements.


2


STATEMENT OF OPERATIONS
YEAR ENDED JUNE 30, 1998                             ALLIANCE TREASURY RESERVES
_______________________________________________________________________________

INVESTMENT INCOME
  Interest                                                         $39,826,498

EXPENSES
  Advisory fee (Note B)                             $3,636,521
  Distribution assistance and administrative
    service (Note C)                                 2,497,474
  Transfer agency (Note B)                             650,416
  Custodian fees                                       170,719
  Registration fees                                    138,401
  Printing                                              77,389
  Audit and legal fees                                  39,498
  Trustees' fees                                        11,397
  Amortization of organization expense                   9,125
  Miscellaneous                                         26,018
  Total expenses                                     7,256,958
  Less: expense reimbursement and fee waiver          (376,850)
  Net expenses                                                       6,880,108
  Net investment income                                             32,946,390

REALIZED LOSS ON INVESTMENTS
  Net realized loss on investment transactions                          (1,049)

NET INCREASE IN NET ASSETS FROM OPERATIONS                         $32,945,341


STATEMENT OF CHANGES IN NET ASSETS
_______________________________________________________________________________

                                                  YEAR ENDED      YEAR ENDED
                                                 JUNE 30, 1998   JUNE 30, 1997
                                                 -------------   -------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
  Net investment income                            $32,946,390     $30,395,733
  Net realized gain (loss) on investment
    transactions                                        (1,049)         17,487
  Net increase in net assets from operations        32,945,341      30,413,220

DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS FROM:
  Net investment income                            (32,946,390)    (30,395,733)
  Net realized gain on investments                     (16,592)             -0-

TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
  Net increase (Note E)                             35,989,359       3,509,283
  Total increase                                    35,971,718       3,526,770

NET ASSETS
  Beginning of year                                704,084,427     700,557,657
  End of year                                     $740,056,145    $704,084,427


See notes to financial statements.


3


NOTES TO FINANCIAL STATEMENTS
JUNE 30, 1998                                        ALLIANCE TREASURY RESERVES
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
Alliance Government Reserves (the "Trust") is an open-end diversified investment company registered under the Investment Company Act of 1940. The Trust consists of two portfolios: Alliance Government Reserves and Alliance Treasury Reserves (the "Portfolio"), each of which is considered to be a separate entity for financial reporting and tax purposes. The Portfolio pursues its objectives by maintaining a portfolio of high-quality money market securities all of which, at the time of investment, have remaining maturities of 397 days or less. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. VALUATION OF SECURITIES
Securities in which the Portfolio invests are traded primarily in the over-the-counter market and are valued at amortized cost, under which method a portfolio instrument is valued at cost and any premium or discount is amortized on a constant basis to maturity.

2. ORGANIZATION EXPENSES
The organization expenses of the Portfolio are being amortized against income on a straight-line basis through September, 1998.

3. TAXES
It is the Portfolio's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to its shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. DIVIDENDS
The Portfolio declares dividends daily from net investment income and automatically reinvests such dividends in additional shares at net asset value. Net realized capital gains on investments, if any, are expected to be distributed near year end.

5. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS
Interest income is accrued as earned. Investment transactions are recorded on a trade date basis. Realized gain (loss) from investment transactions is recorded on the identified cost basis.

6. REPURCHASE AGREEMENTS
It is the Portfolio's policy to take possession of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities are sufficient to cover the value of the repurchase agreements.


NOTE B: ADVISORY FEE AND TRANSACTIONS WITH AN AFFILIATE OF THE ADVISER
The Portfolio pays its Adviser, Alliance Capital Management L.P., an advisory fee at the annual rate of .50% on the first $1.25 billion of average daily net assets; .49% on the next $.25 billion; .48% on the next $.25 billion; .47% on the next $.25 billion; .46% on the next $1 billion; and .45% in excess of $3 billion. The Adviser has agreed, pursuant to the advisory agreement, to reimburse the Portfolio to the extent that its annual aggregate expenses (excluding taxes, brokerage, interest and, where permitted, extraordinary expenses) exceed 1% of its average daily net assets for any fiscal year. The Adviser also voluntarily agreed to reimburse the Portfolio from July 1, 1997 to October 26, 1997 for expenses exceeding .85% of its average daily net assets and from October 27, 1997 to November 19, 1997 for expenses exceeding .90% of its average daily net assets. For the year ended June 30, 1998, the reimbursement amounted to $39,480.

The Portfolio compensates Alliance Fund Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $350,012 for the year ended June 30, 1998.


4


                                                     ALLIANCE TREASURY RESERVES
_______________________________________________________________________________

NOTE C: DISTRIBUTION ASSISTANCE AND ADMINISTRATIVE SERVICES PLAN
Under this Plan, the Portfolio pays the Adviser a distribution fee at the annual rate of up to .25% of the average daily value of the Portfolio's net assets. The Plan provides that the Adviser will use such payments in their entirety for distribution assistance and promotional activities. For the year ended June 30, 1998, the distribution fee amounted to $1,818,261, of which $337,370 was waived. In addition, the Portfolio may reimburse certain broker-dealers for administrative costs incurred in connection with providing shareholder services, and may reimburse the Adviser for accounting and bookkeeping, and legal and compliance support. For the year ended June 30, 1998, such payments by the Portfolio amounted to $679,213, of which $131,500 was paid to the Adviser.


NOTE D: INVESTMENT TRANSACTIONS
At June 30, 1998, the cost of investments for federal income tax purposes was the same as the cost for financial reporting purposes. At June 30, 1998 the Portfolio had a loss carryforward of $1,049 which expires in the year 2006.


NOTE E: TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
An unlimited number of shares ($.001 par value) are authorized. At June 30, 1998, capital paid-in aggregated $740,057,194. Transactions, all at $1.00 per share, were as follows:

                                                  YEAR ENDED      YEAR ENDED
                                                   JUNE 30,        JUNE 30,
                                                     1998            1997
                                                 -------------   -------------
Shares sold                                      3,120,550,717   3,406,513,740
Shares issued on reinvestments of dividends         32,946,390      30,395,733
Shares redeemed                                 (3,117,507,748) (3,433,400,190)
Net increase                                        35,989,359       3,509,283


5


FINANCIAL HIGHLIGHTS                                 ALLIANCE TREASURY RESERVES
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                                SEPTEMBER 1,
                                                                                                  1993(A)
                                                           YEAR ENDED JUNE 30,                    THROUGH
                                            --------------------------------------------------    JUNE 30,
                                                1998         1997         1996         1995        1994
                                            -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of period           $1.00        $1.00        $1.00        $1.00        $1.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income (b)                      .0453        .0443        .0466        .0460        .0260

LESS: DIVIDENDS
Dividends from net investment income          (.0453)      (.0443)      (.0466)      (.0460)      (.0260)
Net asset value, end of period                 $1.00        $1.00        $1.00        $1.00        $1.00

TOTAL RETURN
Total investment return based on net
  asset value (c)                               4.63%        4.53%        4.77%        4.71%        3.18%(d)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)    $740,056     $704,084     $700,558     $493,702      $80,720
Ratios to average net assets of:
  Expenses, net of waivers and
    reimbursements                              .95%         .85%         .81%         .69%         .28%(d)
  Expenses, before waivers and
    reimbursements                              1.01%        1.00%        1.05%        1.05%        1.28%(d)
  Net investment income (b)                     4.53%        4.43%        4.64%        4.86%        3.24%(d)


(a)  Commencement of operations.

(b)  Net of expenses reimbursed or waived by the Adviser.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period.

(d)  Annualized.


6


INDEPENDENT AUDITOR'S REPORT                         ALLIANCE TREASURY RESERVES
_______________________________________________________________________________

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS
ALLIANCE TREASURY RESERVES PORTFOLIO

We have audited the accompanying statement of net assets of Alliance Treasury Reserves Portfolio as of June 30, 1998 and the related statement of operations, changes in net assets, and financial highlights for the periods indicated in the accompanying financial statements. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1998, by correspondence with the custodian.

An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Alliance Treasury Reserves Portfolio as of June 30, 1998, and the results of its operations, changes in its net assets, and its financial highlights for the periods indicated, in conformity with generally accepted accounting principles.


McGladrey & Pullen, LLP
New York, New York
July 24, 1998


7

_______________________________________________________________

                            APPENDIX
_______________________________________________________________

A-1+, A-1 and Prime-1 Commercial Paper Ratings

         "A-1+" is the highest, and "A-1" the second highest, commercial paper rating assigned by Standard & Poor's Corporation ("Standard & Poor's") and "Prime-1" is the highest commercial paper rating assigned by Moody's Investors Service, Inc. ("Moody's"). Standard & Poor's uses the numbers 1+, 1, 2 and 3 to denote relative strength within its highest classification of "A", while Moody's uses the numbers 1, 2 and 3 to denote relative strength within its highest classification of "Prime." Commercial paper issuers rated "A" by Standard & Poor's have the following characteristics: liquidity ratios are better than industry average; long term debt rating is A or better; the issuer has access to at least two additional channels of borrowing; basic earnings and cash flow are in an upward trend; and typically, the issuer is a strong company in a well-established industry and has superior management. Commercial paper issuers rated "Prime" by Moody's have the following characteristics: their short-term debt obligations carry the smallest degree of investment risk; margins of support for current indebtedness are large or stable with cash flow and asset protection well assured; current liquidity provides ample coverage of near-term liabilities and unused alternative financing arrangements are generally available; and while protective elements may change over the intermediate or longer term, such changes are most unlikely to impair the fundamentally strong position of short-term obligations.

AAA & AA and Aaa & Aa Bond Ratings

         Bonds rated AAA and Aaa have the highest ratings assigned to debt obligations by Standard & Poor's and Moody's, respectively. Standard & Poor's AAA rating indicates an extremely strong capacity to pay principal and interest. Bonds rated AA by Standard & Poor's also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and the majority of instances they differ from AAA issues only in small degree. Moody's Aaa rating indicates the ultimate degree of protection as to principal and interest. Moody's Aa rated bonds, though also high-grade issues, are rated lower than Aaa bonds because margins of protection may not be as large or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger.

                             PART C
                        OTHER INFORMATION


ITEM 24. Financial Statements and Exhibits for the Fund

    (a)  Financial Statements

         Included in the Prospectuses:
           Financial Highlights

         Included in the Statement of Additional Information:

         Statement of Net Assets, June 30, 1998
         Statement of Operations, June 30, 1998
         Statement of Changes in Net Assets for the years ended
         June 30, 1997 and June 30, 1998
         Notes to Financial Highlights, June 30, 1998
         Report of Independent Auditors

         Included in Part C of the Registration Statement

         All other schedules are omitted as the required information is inapplicable

    (b)  Exhibits

         (1)  Declaration of Trust of the Registrant -
              Incorporated by reference to Exhibit 1 to Post-Effective Amendment No. 25 of the Registrant's
              Registration Statement on Form N-1A (File Nos. 2-
              63315 and 811-2889) filed with the Securities and Exchange Commission on October 28, 1997.

         (2) By-Laws of the Registrant - Incorporated by reference to Exhibit 2 to Post-Effective Amendment No. 25 of the Registrant's Registration Statement on Form N-1A (File Nos. 2-63315 and 811-2889) filed with the Securities and Exchange Commission on October 28, 1997.

         (3)  Not applicable.

         (4)  Not applicable.

         (5) Advisory Agreement between the Registrant and Alliance Capital Management L.P. - Incorporated by reference to Exhibit 5 to Post-Effective Amendment No. 25 of the Registrant's Registration Statement on Form N-1A (File Nos. 2-63315 and 811-2889) filed with the Securities and Exchange Commission on October 28, 1997.

         (6)  Distribution Services Agreement between the
              Registrant and Alliance Fund Distributors, Inc., amended as of January 1, 1998 - Filed herewith.

         (7)  Not applicable.

         (8) (a) Custodian Contract between the Registrant and State Street Bank and Trust Company - Incorporated by reference to Exhibit 8(a) to Post-Effective Amendment No. 25 of the Registrant's Registration Statement on Form N-1A (File Nos. 2-63315 and 811-
              2889) filed with the Securities and Exchange
              Commission on October 30, 1997.

              (b) Amendment to Custodian Contract between the Registrant and State Street Bank and Trust Company
              - Incorporated by reference to Exhibit 8(b) to Post-Effective Amendment No. 25 of the Registrant's Registration Statement on Form N-1A (File Nos. 2-63315 and 811-2889) filed with the Securities and Exchange Commission on October 30, 1997.

         (9) Transfer Agency Agreement between the Registrant and Alliance Fund Services, Inc. - Incorporated by reference to Exhibit 9 to Post-Effective Amendment No. 25 of the Registrant's Registration Statement on Form N-1A (File Nos. 2-63315 and 811-2889) filed with the Securities and Exchange Commission on October 30, 1997.

         (10) Not applicable.

         (11) Consent of Independent Auditors - Filed herewith.

         (12) Not applicable.

         (13) Not applicable.

         (14) Not applicable.

         (15) Rule 12b-1 Plan - See Exhibit 6(a) and 6(b) hereto.

         (16) Not applicable.

         (17) Financial Data Schedule - Filed herewith.

         Other Exhibit:

              Powers of Attorney of:  John D. Carifa, Sam Y.
              Cross, Charles H.P. Duell, William H. Foulk, Jr.,
              David K. Storrs, Shelby White, Dave. H. Williams -
              Filed herewith.

ITEM 25. Persons Controlled by or under Common Control with
         Registrant.

         None.

ITEM 26. Number of Holders of Securities.

         Not Applicable

ITEM 27. Indemnification

         It is the Registrant's policy to indemnify its trustees and officers, employees and other agents as set forth in
         Article V of Registrant's Agreement and Declaration of Trust, filed as Exhibit 1 in response to Item 24 and
         Section 7 of the Distribution Agreement filed as Exhibit 6 in response to Item 24, all as set forth below. The liability of the Registrant's trustees and officers is also dealt with in Article V of Registrant's Agreement and Declaration of Trust. The Adviser's liability for loss suffered by the Registrant or its shareholders is set forth in Section 4 of the Advisory Agreement filed as Exhibit 5 in response to Item 24, as set forth below.

         Article V of Registrant's Agreement and Declaration of
         Trust reads as follows:

         Section 5.1 - No Personal Liability of Shareholders,
         Trustees, etc.
         No Shareholder shall be subject to any personal liability whatsoever to any Person in connection with Trust Property, including the or any series thereof. No Trustee, officer, employee or agent of the Trust shall property of any series of the Trust, or the acts, obligations or affairs of the Trust be subject to any personal liability whatsoever to any Person, other than the Trust or applicable series thereof or its Shareholders, in connection with Trust Property or the property of any series thereof or the affairs of the Trust or any series thereof, save only that arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his duty to such Person; and all such Persons shall look solely to the Trust Property or the property of the appropriate series of the Trust for satisfaction of claims of any nature arising in connection with the affairs of the Trust or any series thereof. If any Shareholder, Trustee, officer, employee or agent, as such, of the Trust is made a party to any suit or proceeding to enforce any such liability, he shall not, on account thereof, be held to any personal liability. The Trust shall indemnify and hold each Shareholder harmless from and against all claims by reason of his being or having been a Shareholder, and shall reimburse such Shareholder for all legal and other expenses reasonably incurred by him in connection with any such claim or liability, provided that any such expenses shall be paid solely out of the funds and property of the series of the Trust with respect to which such Shareholder's Shares are issued. The rights accruing to a Shareholder under this Section 5.1 shall not exclude any other right to which such Shareholder may be lawfully entitled, nor shall anything herein contained restrict the right of the Trust to indemnify or reimburse a Shareholder in any appropriate situation even though not specifically provided herein.

         Section 5.2 - Non-Liability of Trustees, etc. No Trustee, officer, employee or agent of the Trust shall be liable to the Trust, its Shareholders, or to any Shareholder, Trustee, officer, employee, or agent thereof for any action or failure to act (including without limitation the failure to compel in any way any former or acting Trustee to redress any breach of trust) except for his own bad faith, willful misfeasance, gross negligence or reckless disregard of his duties.

         Section 5.3 - Indemnification.
         (a) The Trustees shall provide for indemnification by the Trust (or by the appropriate series thereof) of every person who is, or has been, a Trustee or officer of the Trust against all liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof, in such manner as the Trustees may provide from time to time in the By-Laws.

         (b)  The words "claim," "action," "suit," or
         "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal, or other, including appeals), actual or threatened; and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

         Section 5.4 - No Bond Required of Trustees. No Trustee shall be obligated to give any bond or other security for performance of any of his duties hereunder.

         Section 5.5 - No Duty of Investigation; Notice in Trust Instruments, Insurance. No purchaser, lender, transfer agent or other Person dealing with the Trustees or any officer, employee or agent of the Trust shall be bound to make any inquiry concerning the validity of any transaction purporting to be made by the Trustees or by said officer, employee or agent or be liable for the application of money or property paid, loaned, or delivered to or on the order of the Trustees or of said officer, employee or agent. Every obligation, contract, instrument, certificate, Share, other security of the Trust or undertaking, and every other act or thing whatsoever executed in connection with the Trust shall be conclusively presumed to have been executed or done by the executors thereof only in their capacity as Trustees under the Declaration or in their capacity as officers, employees or agents of the Trust. Every written obligation, contract, instrument, certificate, Share, other security of the Trust or undertaking made or issued by the Trustees shall recite that the same is executed or made by them not individually, but as Trustees under the Declaration, and that the obligations of any such instrument are not binding upon any of the Trustees or Shareholders, individually, but bind only the Trust Property or the property of the appropriate series of the Trust, and may contain any further recital which they or he may deem appropriate, but the omission of such recital shall not operate to bind the Trustees or Shareholders individually. The Trustees shall at all times maintain insurance for the protection of the Trust Property, its Shareholders, Trustees, officers, employees and agents in such amount as the Trustees shall deem adequate to cover possible tort liability, and such other insurance as the Trustees in their sole judgment shall deem advisable.

         Section 5.6 - Reliance on Experts, etc. Each Trustee and officer or employee of the Trust shall, in the performance of his duties, be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Trust, upon an opinion of counsel or upon reports made to the Trust by any of its officers or employees or by the

         Investment Adviser, the Distributor, Transfer Agent, selected dealers, accountants, appraisers or other experts or consultants selected with reasonable care by the Trustees, officers or employees of the Trust, regardless of whether such counsel or expert may also be a Trustee.

         The Advisory Agreement between Registrant and Alliance Capital Management L.P. provides that Alliance Capital Management L.P. will not be liable under such agreement for any mistake of judgment or in any event whatsoever except for lack of good faith and that nothing therein shall be deemed to protect, or purport to protect, Alliance Capital Management L.P. against any liability to Registrant or its security holders to which it would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties thereunder, or by reason of reckless disregard of its obligations and duties thereunder.

         The Distribution Agreement between the Registrant and Alliance Fund Distributors, Inc. provides that the Registrant will indemnify, defend and hold Alliance Fund Distributors, Inc., and any person who controls it within the meaning of Section 15 of the Investment Company Act of 1940, free and harmless from and against any and all claims, demands, liabilities and expenses which Alliance Fund Distributors, Inc. or any controlling person may incur arising out of or based upon any alleged untrue statement of a material fact contained in Registrant's Registration Statement or Prospectus or Statement of Additional Information or arising out of, or based upon any alleged omission to state a material fact required to be stated in or necessary to make the statements in either thereof not misleading; provided, however that nothing therein shall be so construed as to protect Alliance Fund Distributors, Inc. against any liability to Registrant or its security holders to which it would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties thereunder, or by reason of reckless disregard of its obligations and duties thereunder.

         The foregoing summaries are qualified by the entire text of Registrant's Agreement and Declaration of Trust, the Advisory Agreement between Registrant and Alliance Capital Management L.P. and the Distribution Agreement between Registrant and Alliance Fund Distributors, Inc.

         Insofar as indemnification for liabilities arising under the Securities Act may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

         In accordance with Release No. IC-11330 (September 2,
         1980) the Registrant will indemnify its directors, officers, investment manager and principal underwriters only if (1) a final decision on the merits was issued by the court or other body before whom the proceeding was brought that the person to be indemnified (the "indemnitee") was not liable by reason or willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office ("disabling conduct") or (2) a reasonable determination is made, based upon a review of the facts, that the indemnitee was not liable of disabling conduct, by (a) the vote of a majority of a quorum of the directors who are neither "interested persons" of the Registrant as defined in section 2(a)(19) of the Investment Company Act of 1940 nor parties to the proceeding ("disinterested, non-party directors"), or
         (b) an independent legal counsel in a written opinion. The Registrant will advance attorneys fees or other expenses incurred by its directors, officers, investment adviser or principal underwriters in defending a proceeding, upon the undertaking by or on behalf of the indemnitee to repay the advance unless it is ultimately determined that he is entitled to indemnification and, as a condition to the advance, (1) the indemnitee shall provide a security for his undertaking, (2) the Registrant shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of disinterested, non-party directors of the

         Registrant, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

         The Registrant participates in a joint directors and officers liability insurance policy issued by the ICI Mutual Insurance Company. Coverage under this policy has been extended to directors, trustees and officers of the investment companies managed by Alliance Capital Management L.P. Under this policy, outside trustees and directors would be covered up to the limits specified for any claim against them for acts committed in their capacities as trustee or director. A pro rata share of the premium for this coverage is charged to each investment company.

ITEM 28. Business and Other Connections of Investment Adviser.

         The descriptions of Alliance Capital Management L.P. under the caption "The Adviser" in the Prospectus and "Management of the Fund" in the Prospectus and in the Statement of Additional Information constituting Parts A and B, respectively, of this Registration Statement are incorporated by reference herein.

         The information as to the directors and executive officers of Alliance Capital Management Corporation, the general partner of Alliance Capital Management L.P., set forth in Alliance Capital Management L.P.'s Form ADV filed with the Securities and Exchange Commission on April 21, 1988 (File No. 801-32361) and amended through the date hereof, is incorporated by reference.

ITEM 29. Principal Underwriters

    (a)  Alliance Fund Distributors, Inc., the Registrant's
         Principal Underwriter in connection with the sale of shares of the Registrant, also acts as Principal
         Underwriter or Distributor for the following investment companies:

              AFD Exchange Reserves
              Alliance All-Asia Investment Fund, Inc.
              Alliance Balanced Shares, Inc.
              Alliance Bond Fund, Inc.
              Alliance Capital Reserves
              Alliance Global Dollar Government Fund, Inc.
              Alliance Global Environment Fund, Inc.

              Alliance Global Small Cap Fund, Inc.
              Alliance Global Strategic Income Trust, Inc.
              Alliance Greater China '97 Fund, Inc.
              Alliance Growth and Income Fund, Inc.
              Alliance High Yield Fund, Inc.
              Alliance Institutional Funds, Inc.
              Alliance Institutional Reserves, Inc.
              Alliance International Fund
              Alliance International Premier Growth Fund, Inc. Alliance Limited Maturity Government Fund, Inc. Alliance Money Market Fund
              Alliance Mortgage Securities Income Fund, Inc. Alliance Multi-Market Strategy Trust, Inc. Alliance Municipal Income Fund, Inc.
              Alliance Municipal Income Fund II
              Alliance Municipal Trust
              Alliance New Europe Fund, Inc.
              Alliance North American Government Income Trust,
                Inc.
              Alliance Premier Growth Fund, Inc.
              Alliance Quasar Fund, Inc.
              Alliance Real Estate Investment Fund, Inc.
              Alliance Select Investor Series, Inc.
              Alliance Technology Fund, Inc.
              Alliance Utility Income Fund, Inc.
              Alliance Variable Products Series Fund, Inc.
              Alliance Worldwide Privatization Fund, Inc.
              The Alliance Fund, Inc.
              The Alliance Portfolios

    (b)  The following are the Directors and Officers of Alliance
         Fund Distributors, Inc., the principal place of business of which is 1345 Avenue of the Americas, New York, New
         York, 10105.

                           Positions and           Positions and
                           Offices With            Offices With
   Name                    Underwriter             Registrant

Michael J. Laughlin        Director & Chairman

John D. Carifa             Director

Robert L. Errico           Director & President

Geoffrey L. Hyde           Director & Senior Vice
                             President

Dave H. Williams           Director

David D. Conine            Executive Vice
                             President

Richard K. Saccullo        Executive Vice
                             President

Edmund P. Bergan, Jr.      Senior Vice President,       Secretary
                             General Counsel &
                             Secretary

Richard A. Davies          Senior Vice President &
                             Managing Director

Robert H. Joseph, Jr.      Senior Vice President &
                             Chief Financial
                             Officer

Anne S. Drennan            Senior Vice President &
                             Treasurer

Karen J. Bullot            Senior Vice President

James S. Comforti          Senior Vice President

James L. Cronin            Senior Vice President

Daniel J. Dart             Senior Vice President

Byron M. Davis             Senior Vice President

Mark J. Dunbar             Senior Vice President

Donald N. Fritts           Senior Vice President

Bradley F. Hanson          Senior Vice President

Richard E. Khaleel         Senior Vice President

Stephen R. Laut            Senior Vice President

Susan L. Matteson-King     Senior Vice President

Daniel D. McGinley         Senior Vice President

Ryne A. Nishimi            Senior Vice President

Antonios G. Poleondakis    Senior Vice President

Robert E. Powers           Senior Vice President

Raymond S. Sclafani        Senior Vice President

Gregory K. Shannahan       Senior Vice President

Joseph F. Sumanski         Senior Vice President

Peter J. Szabo             Senior Vice President

Nicholas K. Willett        Senior Vice President

Richard A. Winge           Senior Vice President

Gerard J. Friscia          Vice President &
                             Controller

Jamie A. Atkinson          Vice President

Benji A. Baer              Vice President

Kenneth F. Barkoff         Vice President

Casimir F. Bolanowski      Vice President

Michael E. Brannan         Vice President

Timothy W. Call            Vice President

Kevin T. Cannon            Vice President

John R. Carl               Vice President

William W. Collins, Jr.    Vice President

Leo H. Cook                Vice President

Richard W. Dabney          Vice President

Stephen J. Demetrovits     Vice President

John F. Dolan              Vice President

John C. Endahl             Vice President

Sohaila S. Farsheed        Vice President

Shawn C. Gage              Vice President

Andrew L. Gangolf          Vice President and      Assistant
                             Assistant General     Secretary
                             Counsel

Mark D. Gersten            Vice President          Treasurer and
                                                   Chief

                                                   Financial
                                                   Officer

Joseph W. Gibson           Vice President

John Grambone              Vice President

George C. Grant            Vice President

Charles M. Greenberg       Vice President

Alan Halfenger             Vice President

William B. Hanigan         Vice President

Scott F. Heyer             Vice President

George R. Hrabovsky        Vice President

Valerie J. Hugo            Vice President

Scott Hutton               Vice President

Richard D. Keppler         Vice President

Gwenn M. Kessler           Vice President

Donna M. Lamback           Vice President

Henry Michael Lesmeister   Vice President

James M. Liptrot           Vice President

James P. Luisi             Vice President

Jerry W. Lynn              Vice President

Christopher J. MacDonald   Vice President

Michael F. Mahoney         Vice President

Shawn P. McClain           Vice President

Jeffrey P. Mellas          Vice President

Thomas F. Monnerat         Vice President

Christopher W. Moore       Vice President

Timothy S. Mulloy          Vice President

Joanna D. Murray           Vice President

Nicole Nolan-Koester       Vice President

John C. O'Connell          Vice President

John J. O'Connor           Vice President

James J. Posch             Vice President

Domenick Pugliese          Vice President and      Assistant
                             Assistant General     Secretary
                             Counsel

Bruce W. Reitz             Vice President

Karen C. Satterberg        Vice President

John P. Schmidt            Vice President

Robert C. Schultz          Vice President

Richard J. Sidell          Vice President

Teris A. Sinclair          Vice President

Scott C. Sipple            Vice President

Elizabeth Smith            Vice President

Martine H. Stansbery, Jr.  Vice President

Andrew D. Strauss          Vice President

Michael J. Tobin           Vice President

Joseph T. Tocyloski        Vice President

Thomas J. Vaughn           Vice President

Martha D. Volcker          Vice President

Patrick E. Walsh           Vice President

Mark E. Westmoreland       Vice President

William C. White           Vice President

David E. Willis            Vice President

Emilie D. Wrapp            Vice President and      Assistant
                             Assistant General     Secretary
                             Counsel

Patrick Look               Assistant Vice
                             President & Assistant
                             Treasurer

Michael W. Alexander       Assistant Vice
                             President

Richard J. Appaluccio      Assistant Vice
                             President

Charles M. Barrett         Assistant Vice
                             President

Robert F. Brendli          Assistant Vice
                             President

Maria L. Carreras          Assistant Vice
                             President

John P. Chase              Assistant Vice
                             President

Russell R. Corby           Assistant Vice
                             President

Jean A. Cronin             Assistant Vice
                             President

John W. Cronin             Assistant Vice
                             President

Terri J. Daly              Assistant Vice
                             President

Ralph A. DiMeglio          Assistant Vice
                             President

Faith C. Deutsch           Assistant Vice
                             President

John E. English            Assistant Vice
                             President

Duff C. Ferguson           Assistant Vice
                             President

James J. Hill              Assistant Vice
                             President

Theresa Iosca              Assistant Vice
                             President

Erik A. Jorgensen          Assistant Vice
                             President

Eric G. Kalender           Assistant Vice
                             President

Edward W. Kelly            Assistant Vice
                             President

Michael Laino              Assistant Vice
                             President

Nicholas J. Lapi           Assistant Vice
                             President

Kristine J. Luisi          Assistant Vice
                             President

Kathryn Austin Masters     Assistant Vice
                             President

Richard F. Meier           Assistant Vice
                             President

Mary K. Moore              Assistant Vice
                             President

Richard J. Olszewski       Assistant Vice
                             President

Catherine N. Peterson      Assistant Vice
                             President

Rizwan A. Raja             Assistant Vice
                             President

Carol H. Rappa             Assistant Vice
                             President

Clara Sierra               Assistant Vice
                             President

Gayle S. Stamer            Assistant Vice
                             President

Eileen Stauber             Assistant Vice
                             President

Vincent T. Strangio        Assistant Vice
                             President

Marie R. Vogel             Assistant Vice
                             President

Wesley S. Williams         Assistant Vice
                             President

Matthew Witschel           Assistant Vice
                             President

Christopher J. Zingaro     Assistant Vice
                             President

Mark R. Manley             Assistant Secretary

    (c)  Not applicable.

ITEM 30. Location of Accounts and Records.

         The majority of the accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained as follows: journals, ledgers, securities records and other original records are maintained principally at the offices of Alliance Fund Services, Inc. 500 Plaza Drive, Secaucus, New Jersey 07094 and at the offices of State Street Bank and Trust Company, the Registrant's Custodian, 225 Franklin Street, Boston, Massachusetts 02110. All other records so required to be maintained are maintained at the offices of Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York 10105.

ITEM 3l. Management Services.

         Not applicable.

ITEM 32. Undertakings.

         The Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest report to shareholders, upon request and without charge.

                            SIGNATURE

         Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 28th day of October 1998.

                             ALLIANCE GOVERNMENT RESERVES

                             by /s/Ronald M. Whitehill
                               __________________________
                                   Ronald M. Whitehill
                                   President

         Pursuant to the requirements of the Securities Act of l933, as amended, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

         Signature           Title               Date

1)  Principal
    Executive Officer

    /s/ Ronald M. Whitehill  President           October 28, 1998
    _______________________
        Ronald M. Whitehill

2)  Principal Financial and
    Accounting Officer

    /s/ Mark D. Gersten      Treasurer and       October 28, 1998
    _______________________  Chief Financial
    Mark D. Gersten          Officer

3)  All of the Trustees

    John D. Carifa           David K. Storrs
    Sam Y. Cross             Shelby White
    Charles H.P. Duell       Dave H. Williams
    William H. Foulk, Jr.

    by/s/ Edmund P. Bergan, Jr.                  October 28, 1998
      _________________________
          (Attorney-in-fact)
          Edmund P. Bergan, Jr.

                        Index to Exhibits

                                                           Page

(6)      Amended Distribution Services Agreement

(11)     Consent of Independent Auditors

(17)     Financial Data Schedule

Powers of Attorney










































                              C-19
00250083.AG3